UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

Brookfield Investment Funds

(Exact name of registrant as specified in charter)

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)

2022

ANNUAL REPORT

December 31, 2022

Brookfield Global Listed Infrastructure Fund

Brookfield Global Listed Real Estate Fund

Brookfield Real Assets Securities Fund

Brookfield Global Renewables & Sustainable Infrastructure Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Brookfield Public Securities Group LLC (the "Firm") is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With approximately $22 billion of assets under management as of December 31, 2022, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC with approximately $800 billion of assets under management as of December 31, 2022, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. For more information, go to https://publicsecurities.brookfield.com/en.

Brookfield Investment Funds (the "Trust") is managed by Brookfield Public Securities Group LLC. The Trust uses its website as a channel of distribution of material company information. Financial and other material information regarding the Trust is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to a Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Funds' Expenses	3
Brookfield Global Listed Infrastructure Fund
Management Discussion of Fund Performance	5
Portfolio Characteristics	9
Schedule of Investments	10
Brookfield Global Listed Real Estate Fund
Management Discussion of Fund Performance	13
Portfolio Characteristics	17
Schedule of Investments	18
Brookfield Real Assets Securities Fund
Management Discussion of Fund Performance	21
Portfolio Characteristics	29
Schedule of Investments	31
Brookfield Global Renewables & Sustainable Infrastructure Fund
Management Discussion of Fund Performance	43
Portfolio Characteristics	47
Schedule of Investments	48
Statements of Assets and Liabilities	51
Statements of Operations	52
Statements of Changes in Net Assets	53
Financial Highlights
Brookfield Global Listed Infrastructure Fund	55
Brookfield Global Listed Real Estate Fund	56
Brookfield Real Assets Securities Fund	57
Brookfield Global Renewables & Sustainable Infrastructure Fund	58
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	74
Tax Information	75
Liquidity Risk Management Program	76
Information Concerning Trustees and Officers	77
Joint Notice of Privacy Policy	80

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Fund (the "Infrastructure Fund"), Brookfield Global Listed Real Estate Fund (the "Global Real Estate Fund"), Brookfield Real Assets Securities Fund (the "Real Assets Securities Fund") and Brookfield Global Renewables & Sustainable Infrastructure Fund (the "Renewables Fund") (each, a "Fund," and collectively, the "Funds") for the year ended December 31, 2022.

Global financial markets experienced a historically challenging year in 2022. A war in Eastern Europe, soaring inflation and interest rate hikes to reign in costs resulted in steep losses across equities and fixed income. One of the few silver linings occurred at the very end of the year, when China announced faster-than-expected relaxing of COVID-19 restrictions.

The MSCI World Index declined 17.73% during the year, the steepest annual decline since 2008. The Barclays Global Aggregate Index fell 16.25% as the 10-Year U.S. Treasury Yield rose 236 basis points during the year. It was the largest annual increase on record (dating back to 1962). Conversely, the Bloomberg Commodity Index gained more than 16% as higher input and energy costs spurred global inflation.

2022 was a mixed year for real assets securities. Infrastructure securities lived up to their defensive nature, with utilities and energy infrastructure securities performing relatively well. Renewables, conversely, were negatively impacted by supply chain disruptions, rising costs of equipment and regulatory uncertainty. Global real estate securities underperformed broader markets, also experiencing their worst performance since 2008. No U.S. property types were immune from the downturn in 2022. The office, residential and industrial sectors posted the steepest declines, while mixed-use and retail landlords fared the best. Real asset high-yield and investment-grade securities performed roughly in-line with broad-market counterparts. Rate-sensitive issues (i.e., communications infrastructure) lagged, while those exposed to natural resources benefitted from strength in energy markets.

While 2022 was a challenging year across the board, we maintain that an allocation to real assets securities may provide long-term diversification to a broad investment portfolio. And return dispersions within the real assets sectors during 2022 highlight the importance of a diversified exposure across infrastructure, real estate and real asset debt.

We see tailwinds for listed real assets as 2023 kicks off. Our asset classes look especially inexpensive, after both stocks and bonds suffered in 2022; and we think valuations represent attractive entry points in many real asset sectors. Our teams see opportunities emerging across real assets around five key investment themes in 2023: Decarbonization; Deglobalization; Digitalization; Demand for quality; and Debt.

In addition to performance information and additional discussion on factors impacting the Funds, this report provides the Funds' audited financial statements and schedules of investments as of December 31, 2022.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Brookfield Investment Funds	Brookfield Public Securities Group LLC

2022 Annual Report

LETTER TO SHAREHOLDERS (continued)

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2022, and subject to change based on subsequent developments.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

Brookfield Public Securities Group LLC

ABOUT YOUR FUNDS' EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio(1)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (07/01/22– 12/31/22)(1)
INFRASTRUCTURE FUND
Actual
Class A Shares	1.25%	$1,000.00	$988.70	$6.27
Class C Shares	2.00%	1,000.00	984.40	10.00
Class I Shares	1.00%	1,000.00	989.30	5.01
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.25%	1,000.00	1,018.90	6.36
Class C Shares	2.00%	1,000.00	1,015.12	10.16
Class I Shares	1.00%	1,000.00	1,020.16	5.09
GLOBAL REAL ESTATE FUND
Actual
Class A Shares	1.20%	$1,000.00	$950.00	$5.90
Class C Shares	1.95%	1,000.00	946.00	9.56
Class I Shares	0.95%	1,000.00	950.70	4.67
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	1,019.16	6.11
Class C Shares	1.95%	1,000.00	1,015.38	9.91
Class I Shares	0.95%	1,000.00	1,020.42	4.84

Past performance is no guarantee of future results.

2022 Annual Report

ABOUT YOUR FUNDS' EXPENSES (Unaudited) (continued)

	Annualized Expense Ratio(1)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (07/01/22– 12/31/22)(1)
REAL ASSETS SECURITIES FUND
Actual
Class A Shares	1.15%	$1,000.00	$983.00	$5.75
Class C Shares	1.90%	1,000.00	980.10	9.48
Class I Shares	0.90%	1,000.00	984.40	4.50
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.15%	1,000.00	1,019.41	5.85
Class C Shares	1.90%	1,000.00	1,015.63	9.65
Class I Shares	0.90%	1,000.00	1,020.67	4.58
RENEWABLES FUND
Actual
Class I Shares	1.00%	$1,000.00	$998.00	$5.04
Hypothetical (assuming a 5% return before expenses)
Class I Shares	1.00%	1,000.00	1,020.16	5.09

(1)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 184/365 (to reflect a six-month period).

Past performance is no guarantee of future results.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2022, the Infrastructure Fund, Class I, had a total return of –5.36%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. The Fund underperformed the FTSE Global Core Infrastructure 50/50 Index, which returned –4.15%.

By sector, stock selection and an underweight allocation within electricity transmission & distribution was the leading contributor to relative performance. Stock selection and overweight allocation to toll roads as well as stock selection and an underweight allocation to water also contributed. Conversely, stock selection and an underweight allocation to airports was the leading detractor to performance. Stock selection and an underweight allocation within renewables/electric generation as well as stock selection within communications also detracted.

By region, stock selection and an underweight allocation to the U.K was the leading contributor to relative performance. Stock selection and an overweight allocation to the U.S. and stock selection within Continental Europe also contributed. Conversely, stock selection and an underweight allocation to Asia Pacific was the leading detractor to relative performance. Stock selection within Latin America also detracted.

By security, an overweight allocation to Atlantia S.p.A (ticker: ATL.IM, sector: toll roads, region: Continental Europe) was the leading contributor to relative performance. The company was taken private during 2022. An overweight to PG&E Corporation (PCG, electricity transmission & distribution, U.S.) as well as an underweight allocation to American Tower Corporation (AMT, communication, U.S.) and also contributed. Conversely, an overweight allocation to Crown Castle Inc. (CCI, communications, U.S.) was the leading detractor to relative performance. An overweight allocation to Dominion Energy, Inc. (D, renewables/electric generation, U.S.) and a non-index allocation to Equitrans Midstream Corp. (ETRN, midstream, U.S.) also detracted.

INFRASTRUCTURE MARKET OVERVIEW

Listed infrastructure did experience volatility throughout the period but did prove more resilient and outperformed global equities. The FTSE Global Core Infrastructure 50/50 Index and the Dow Jones Brookfield Global Infrastructure Index returned –4.87% and –4.91%% respectively, outperforming the MSCI World, which returned –18.14%. Energy infrastructure was the clear leader within the sector, with the Alerian Midstream Energy Index returning 21.53%. Tightening supply/demand dynamics and rising commodity prices given the aftermath of the War in Ukraine were drivers of performance. In addition, U.S. Liquefied Natural Gas gained new strategic importance in terms of meeting global demand. Communications, largely driven by towers, were the laggard throughout the period as rising interest rates and valuation concerns weighed on performance.

OUTLOOK

As we head into 2023, we are actively watching developments around the following key issues:

1.  Gas Storage levels in Europe: It's been a relatively mild winter so far, and we haven't seen huge storage drawdowns, factors that have helped keep power prices more stable in recent months. However, if there is an extended period of cold weather, or some kind of additional supply shock, and supply levels fall to unsustainable levels, we would expect to see a significant rise in power prices. Given already existing inflationary and interest rate pressures, rising power prices could contribute to a recession in the region. This would potentially impact our positioning around more economically sensitive subsectors.

2.  China Reopening: We expect China to begin a period of reopening over the coming months. Increased mobility in and out of China could increase demand for commodities, notably liquefied natural gas, as well as be a positive for travel in the region.

3.  Impacts from Legislation: We are already beginning to see a pickup in investment in carbon capture in the U.S. due to the Inflation Reduction Act. As this new technology becomes more profitable, many midstream assets could potentially be repurposed, creating investment opportunities for North American energy infrastructure companies.

Past performance is no guarantee of future results.

2022 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

CURRENT SECTOR VIEWS

Within utilities, we are more positive now toward companies in the U.S., where we feel uncertainties have been removed. We favor more defensive companies with potential catalysts in what may be a volatile environment. In Europe, we favor companies that may benefit from current power pricing dynamics. Regulation in the region is also opening opportunities around carbon capture and new technologies for select utilities.

Within utilities, we see value in U.S. gas utilities after the spike in gas prices pressured valuations. The consensus view is that elevated gas prices may hurt growth, as the rate of bill inflation may be driven by the cost of gas rather than capital investment and earnings growth within the utilities sector. We believe this prediction is an overreaction that assumes that gas prices will remain elevated and that North American natural gas producers will not ramp up production in a higher-price regime. We are cautious around water utilities given valuation concerns. We are taking advantage of select opportunities within electric utilities, particularly in Europe. Several of these names sold off over concerns around high power prices.

Within transports, we believe there are more attractive opportunities elsewhere, particularly due to potential for an economic slowdown. However, attractive valuation opportunities may emerge.

Within communications, our overweight stems from companies outside of the U.S. that we believe offer attractive risk-reward given stock-specific catalysts.

Within energy infrastructure, we favor natural gas-oriented assets in North America; however, after significant outperformance we see reasons to redeploy some capital elsewhere.

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2022	1 Year	5 Years	10 Years	Since Inception*
Class A (Excluding Sales Charge)	-5.61%	3.93%	4.83%	5.88%
Class A (Including Sales Charge)	-10.12%	2.93%	4.32%	5.41%
Class C (Excluding Sales Charge)	-6.35%	3.14%	4.03%	4.45%
Class C (Including Sales Charge)	-7.23%	3.14%	4.03%	4.45%
Class I Shares	-5.36%	4.17%	5.08%	6.22%
FTSE Global Core Infrastructure 50/50 Index	-4.15%	5.53%	N/A**	N/A**
Dow Jones Brookfield Global Infrastructure Composite Index	-4.91%	3.67%	5.87%	6.86%

*  Class A was incepted on December 29, 2011, Class C was incepted on May 1, 2012 and Class I was incepted on December 1, 2011. The Dow Jones Brookfield Global Infrastructure Composite Index references Class I's inception date.

**  Data for the FTSE Global Core Infrastructure 50/50 Index is unavailable prior to its inception date of March 2, 2015.

The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

"Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Fund's gross and net expense ratios in the prospectus dated April 29, 2022 for Class A is 1.37% and 1.25%, Class C is 2.11% and 2.00% and Class I is 1.05% and 1.00%, respectively, for the year ended December 31, 2021.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2023. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

The graphs below illustrate a hypothetical investment of $10,000 in the Infrastructure Fund—Class I Shares for the ten years ended December 31, 2022 compared to the Dow Jones Brookfield Global Infrastructure Composite Index.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value

Past performance is no guarantee of future results.

2022 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Infrastructure industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield cobranded indexes. The index does not reflect any fees, expenses or sales charges.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2022 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Portfolio Characteristics (Unaudited)

December 31, 2022

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	55.0%
Canada	7.9%
Spain	7.2%
Australia	6.0%
United Kingdom	5.7%
China	5.6%
Japan	3.3%
Brazil	2.2%
New Zealand	2.2%
France	2.1%
Germany	1.5%
Chile	0.7%
Italy	0.6%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Renewables/Electric Generation	30.0%
Electricity Transmission & Distribution	17.2%
Communications	11.5%
Toll Roads	9.6%
Rail	7.5%
Midstream	6.7%
Gas Utilities	6.6%
Pipelines	4.7%
Airports	4.4%
Water	1.8%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Transurban Group	6.0%
NextEra Energy, Inc.	5.7%
Enbridge, Inc.	4.7%
American Electric Power Company, Inc.	4.7%
Crown Castle, Inc.	4.2%
PG&E Corp.	3.8%
Eversource Energy	3.5%
Entergy Corp.	3.4%
Xcel Energy, Inc.	3.3%
CenterPoint Energy, Inc.	3.2%

2022 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS – 97.4%
AUSTRALIA – 5.8%
Toll Roads – 5.8%
Transurban Group	1,541,539	$13,562,261
Total AUSTRALIA		13,562,261
BRAZIL – 2.2%
Electricity Transmission & Distribution – 2.2%
Equatorial Energia SA	996,542	5,104,385
Total BRAZIL		5,104,385
CANADA – 7.7%
Midstream – 1.0%
AltaGas Ltd.	128,677	2,221,912
Pipelines – 4.6%
Enbridge, Inc.	274,864	10,742,838
Rail – 2.1%
Canadian Pacific Railway Ltd.	65,970	4,918,517
Total CANADA		17,883,267
CHILE – 0.7%
Water – 0.7%
Aguas Andinas SA	7,209,420	1,660,564
Total CHILE		1,660,564
CHINA – 5.5%
Communications – 1.8%
China Tower Corporation Ltd. (a)	38,438,142	4,124,680
Gas Utilities – 3.7%
China Resources Gas Group Ltd.	1,265,100	4,719,521
ENN Energy Holdings Ltd.	275,533	3,848,659
Total Gas Utilities		8,568,180
Total CHINA		12,692,860
FRANCE – 2.0%
Renewables/Electric Generation – 1.0%
Engie SA	161,212	2,306,305
Toll Roads – 1.0%
Vinci SA	24,300	2,422,386
Total FRANCE		4,728,691
GERMANY – 1.5%
Renewables/Electric Generation – 1.5%
RWE AG	78,950	3,490,187
Total GERMANY		3,490,187
ITALY – 0.6%
Renewables/Electric Generation – 0.6%
Hera SpA	478,112	1,289,565
Total ITALY		1,289,565

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
JAPAN – 3.2%
Rail – 3.2%
East Japan Railway Co.	89,800	$5,114,824
West Japan Railway Co.	55,043	2,389,930
Total Rail		7,504,754
Total JAPAN		7,504,754
NEW ZEALAND – 2.1%
Airports – 2.1%
Auckland International Airport Ltd. (b)	997,400	4,946,700
Total NEW ZEALAND		4,946,700
SPAIN – 7.0%
Airports – 2.1%
Aena SME SA (a) (b)	39,500	4,951,640
Communications – 2.4%
Cellnex Telecom SA (a)	167,400	5,552,847
Toll Roads – 2.5%
Ferrovial SA	223,660	5,856,008
Total SPAIN		16,360,495
UNITED KINGDOM – 5.5%
Electricity Transmission & Distribution – 2.3%
National Grid PLC	448,360	5,371,091
Renewables/Electric Generation – 2.1%
Drax Group PLC	299,865	2,543,598
SSE PLC	118,920	2,445,833
Total Renewables/Electric Generation		4,989,431
Water – 1.1%
Severn Trent PLC	78,200	2,498,357
Total UNITED KINGDOM		12,858,879
UNITED STATES – 53.6%
Communications – 7.1%
American Tower Corp.	11,200	2,372,832
Crown Castle, Inc.	70,100	9,508,364
SBA Communications Corp.	16,600	4,653,146
Total Communications		16,534,342
Electricity Transmission & Distribution – 12.2%
CenterPoint Energy, Inc.	239,720	7,189,203
Eversource Energy	94,000	7,880,960
PG&E Corp. (b)	526,054	8,553,638
Sempra Energy	31,635	4,888,873
Total Electricity Transmission & Distribution		28,512,674
Gas Utilities – 2.7%
NiSource, Inc.	232,310	6,369,940

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Midstream – 5.6%
Cheniere Energy, Inc.	40,943	$6,139,812
Equitrans Midstream Corp.	590,062	3,953,415
Targa Resources Corp.	41,098	3,020,703
Total Midstream		13,113,930
Rail – 2.0%
CSX Corp.	147,900	4,581,942
Renewables/Electric Generation – 24.0%
Ameren Corp.	67,100	5,966,532
American Electric Power Company, Inc.	112,936	10,723,273
Entergy Corp.	69,434	7,811,325
FirstEnergy Corp.	139,450	5,848,533
NextEra Energy, Inc.	153,850	12,861,860
Public Service Enterprise Group, Inc.	86,070	5,273,509
Xcel Energy, Inc.	107,500	7,536,825
Total Renewables/Electric Generation		56,021,857
Total UNITED STATES		125,134,685
Total COMMON STOCKS (Cost $208,671,004)		227,217,293
Total Investments – 97.4% (Cost $208,671,004)		227,217,293
Other Assets in Excess of Liabilities – 2.6%		5,970,862
TOTAL NET ASSETS – 100.0%		$233,188,155

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2022, the total value of all such securities was $14,629,167 or 6.3% of net assets.

(b)  —  Non-income producing security.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2022, the Global Real Estate Fund, Class I, had a total return of –22.00%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. The Fund outperformed the FTSE EPRA NAREIT Developed Index1, which returned –25.09%.

Over the past year, Continental Europe was the leading regional contributor to relative performance. The timing of overweight positions in select retail, office and hotel stocks contributed to relative returns. The Fund also maintained underweight exposure to sectors and regions historically perceived to be more defensive (which underperformed amid rising rates).

The U.S. was the second largest regional contributor. Performance was driven by the industrial sector, where overweight positions in a cold storage operator and a large, diversified landlord contributed positively to relative returns. Underweight exposure to the office also contributed as fundamentals remained challenged. Within net lease, positions in experiential and retail-focused landlords outperformed.

Conversely, Canada was a regional detractor, primarily driven by underweight exposure to outperforming stocks. Select overweight positions underperforming residential and office stocks detracted as well. The Fund experienced moderate relative underperformance in Australia, due to underweight positions in retail and diversified landlords, which outperformed.

Although the U.S. was a net contributor on a regional basis, security selection within the retail, residential and data centers sectors detracted from relative returns during the period.

GLOBAL REAL ESTATE MARKET OVERVIEW

For the year, the FTSE EPRA Nareit Developed Index declined nearly 25% in light of higher interest rates and an uncertain economic outlook. By region, Asia Pacific and North America were down roughly 11% and 25%, respectively, while Europe declined more than 40% for the year. No U.S. property types were immune from the downturn in 2022. The office, residential and industrial sectors posted the steepest declines, while mixed-use and retail landlords fared the best.2

OUTLOOK

There's little doubt that the inflation shock and subsequent spike in interest rates in 2022 created a more uncertain operating environment for businesses around the world, including real estate. However, the real estate sector has stable operating cash flow, which we expect to hold up well in a variety of economic environments. Given this stability of cash flows, we feel the selloff in global real estate equities has resulted in global real estate stocks trading at a steep discount to the value of the underlying real estate assets. As a result, we think current valuations present an attractive long-term entry point.

In the U.S., we currently see the best opportunities within the industrial, health care and residential sectors. We think the industrial sector may be supported by continued growth and attractive valuations. We view the health care sector favorably, based on positive fundamentals and a potentially moderating interest-rate environment. Within the residential sector, we continue to expect strong revenue growth and favor sunbelt exposure across all subsectors. Conversely, the office sector remains challenged broadly and we maintain a focus on high quality assets within our limited exposure to the sector. We also see less opportunity within net lease, given the higher cost of borrowing to fund growth.

Outside the U.S., the elimination and reduction of travel restrictions and social distancing measures throughout Asia is a positive and should improve mobility trends. Reduced travel restrictions from China could result in "revenge spending" and increased travel throughout the region. We think this stands to benefit high quality landlords and developers in the region. That said, we are monitoring the risks related to virus outbreaks and potential lockdowns, as well as domestic unrest and geopolitical conflicts in the region. Japan's reopening is also encouraging, but we're

Past performance is no guarantee of future results.

2022 Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

mindful of monetary policy risks that could impact sentiment toward REITs and real estate companies in the country. The macro outlook continues to appear challenged in Europe although softening energy prices are helping to improve the outlook.

1 The FTSE EPRA Nareit Developed Index is a free-float adjusted, liquidity, size and revenue screened index designed to track the performance of listed real estate companies and REITs worldwide.

2 Sector returns represented by the FTSE Nareit US Real Estate Index Series Indices are not managed and an investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2022	1 Year	5 Years	10 Years	Since Inception*
Class A (Excluding Sales Charge)	-22.21%	-1.11%	3.10%	4.25%
Class A (Including Sales Charge)	-25.90%	-2.07%	2.60%	3.78%
Class C (Excluding Sales Charge)	-22.78%	-1.85%	2.33%	3.48%
Class C (Including Sales Charge)	-23.54%	-1.85%	2.33%	3.48%
Class I	-22.00%	-0.86%	3.36%	5.76%
FTSE EPRA Nareit Developed Index Net	-25.09%	-0.23%	2.99%	5.07%

*  Classes A and C were incepted on May 1, 2012 and Class I was incepted on December 1, 2011. The FTSE EPRA Nareit Developed Index Net references Class I's inception date.

The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Fund's gross and net expense ratios in the prospectus dated April 29, 2022 for Class A is 1.27% and 1.20%, Class C is 2.01% and 1.95% and Class I is 0.94% and 0.95%, respectively for the year ended December 31, 2021.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2023. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

The graphs below illustrate a hypothetical investment of $10,000 in the Global Real Estate Fund—Class I Shares for the ten years ended December 31, 2022 compared to the FTSE EPRA Nareit Developed Index.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Real Estate industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.

The FTSE EPRA Nareit Developed Index Net (USD) is a free float-adjusted market-capitalization weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Investors cannot invest directly in indices or averages, and their performance does not reflect fees and expenses or taxes except the reinvestment of dividends net of withholding taxes nor represents

Past performance is no guarantee of future results.

2022 Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

the performance of any fund. The Net benchmark presented is calculated on a total return basis net of foreign withholding taxes on dividends, and does not reflect fees, brokerage commissions, or other expenses. Net total return indexes reinvest dividends after the deduction of withholding taxes (for international indexes), using tax rates applicable to non-resident investors who do not benefit from double taxation treaties.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2022 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Portfolio Characteristics (Unaudited)

December 31, 2022

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	65.5%
Japan	7.8%
United Kingdom	5.8%
Hong Kong	5.6%
Singapore	4.7%
Canada	2.5%
Australia	2.2%
France	2.0%
Germany	2.0%
Spain	1.9%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Residential	16.6%
Industrial	14.8%
Office	11.1%
Retail	10.1%
Healthcare	9.6%
Diversified	8.2%
Net Lease	8.1%
Self Storage	6.8%
Datacenters	4.5%
Manufactured Homes	3.6%
Hotel	3.6%
Communications	3.0%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Prologis, Inc.	8.9%
Public Storage	5.0%
UDR, Inc.	3.8%
Healthpeak Properties, Inc.	3.2%
Mid-America Apartment Communities, Inc.	3.1%
Welltower, Inc.	3.1%
Digital Realty Trust, Inc.	2.8%
VICI Properties, Inc.	2.7%
Wharf Real Estate Investment Company Ltd.	2.5%
Mitsui Fudosan Company Ltd.	2.5%

2022 Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS – 99.7%
AUSTRALIA – 2.2%
Manufactured Homes – 1.2%
Ingenia Communities Group	1,742,400	$5,272,562
Self Storage – 1.0%
National Storage REIT	2,765,328	4,357,752
Total AUSTRALIA		9,630,314
CANADA – 2.5%
Office – 0.7%
Allied Properties Real Estate Investment Trust	162,518	3,072,719
Residential – 1.8%
InterRent Real Estate Investment Trust	836,809	7,910,750
Total CANADA		10,983,469
FRANCE – 2.0%
Office – 2.0%
Gecina SA	85,477	8,708,367
Total FRANCE		8,708,367
GERMANY – 2.0%
Residential – 2.0%
Vonovia SE	369,405	8,701,833
Total GERMANY		8,701,833
HONG KONG – 5.5%
Diversified – 3.0%
Sun Hung Kai Properties Ltd.	735,179	10,042,083
Swire Properties Ltd.	1,287,526	3,261,168
Total Diversified		13,303,251
Retail – 2.5%
Wharf Real Estate Investment Company Ltd.	1,906,710	11,104,946
Total HONG KONG		24,408,197
JAPAN – 7.8%
Hotel – 1.5%
Japan Hotel REIT Investment Corp.	11,493	6,759,079
Industrial – 1.2%
Mitsui Fudosan Logistics Park, Inc.	1,382	5,051,888
Office – 4.1%
Mitsui Fudosan Company Ltd.	604,911	11,055,943
Orix JREIT, Inc.	4,762	6,755,624
Total Office		17,811,567
Residential – 1.0%
Comforia Residential REIT, Inc.	1,955	4,404,403
Total JAPAN		34,026,937

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
SINGAPORE – 4.7%
Diversified – 4.7%
CapitaLand Integrated Commercial Trust	4,644,964	$7,084,555
City Developments Ltd.	1,086,021	6,676,122
Mapletree Pan Asia Commercial Trust	5,345,087	6,678,370
Total Diversified		20,439,047
Total SINGAPORE		20,439,047
SPAIN – 1.9%
Communications – 1.5%
Cellnex Telecom SA (a)	196,800	6,528,078
Diversified – 0.4%
Merlin Properties Socimi SA	202,742	1,901,490
Total SPAIN		8,429,568
UNITED KINGDOM – 5.8%
Office – 2.3%
Derwent London PLC	346,923	9,929,423
Residential – 2.4%
Grainger PLC	978,276	2,988,329
The UNITE Group PLC	697,825	7,655,665
Total Residential		10,643,994
Retail – 1.1%
Capital & Counties Properties PLC	3,760,932	4,855,324
Total UNITED KINGDOM		25,428,741
UNITED STATES – 65.3%
Communications – 1.5%
Crown Castle, Inc.	48,850	6,626,014
Datacenters – 4.5%
Digital Realty Trust, Inc.	122,638	12,296,912
Equinix, Inc.	11,480	7,519,745
Total Datacenters		19,816,657
Healthcare – 9.6%
CareTrust REIT, Inc.	200,437	3,724,119
Healthpeak Properties, Inc.	565,951	14,188,392
Ventas, Inc.	231,203	10,415,695
Welltower, Inc.	206,843	13,558,559
Total Healthcare		41,886,765
Hotel – 2.0%
Host Hotels & Resorts, Inc.	277,255	4,449,943
Ryman Hospitality Properties, Inc.	53,880	4,406,306
Total Hotel		8,856,249

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Industrial – 13.6%
Americold Realty Trust, Inc.	346,548	$9,810,774
Prologis, Inc.	343,541	38,727,377
Rexford Industrial Realty, Inc.	201,980	11,036,187
Total Industrial		59,574,338
Manufactured Homes – 2.4%
Sun Communities, Inc.	72,990	10,437,570
Net Lease – 8.0%
Agree Realty Corp.	148,042	10,500,619
Essential Properties Realty Trust, Inc.	180,951	4,246,920
Spirit Realty Capital, Inc.	221,833	8,857,792
VICI Properties, Inc.	358,649	11,620,227
Total Net Lease		35,225,558
Office – 2.0%
Boston Properties, Inc.	49,008	3,311,961
Highwoods Properties, Inc.	197,244	5,518,887
Total Office		8,830,848
Residential – 9.4%
American Homes 4 Rent	361,238	10,887,713
Mid-America Apartment Communities, Inc.	86,720	13,614,173
UDR, Inc.	426,165	16,505,370
Total Residential		41,007,256
Retail – 6.5%
Kimco Realty Corp.	517,528	10,961,243
Kite Realty Group Trust	418,213	8,803,384
Simon Property Group, Inc.	72,880	8,561,942
Total Retail		28,326,569
Self Storage – 5.8%
CubeSmart	92,924	3,740,191
Public Storage	77,492	21,712,484
Total Self Storage		25,452,675
Total UNITED STATES		286,040,499
Total COMMON STOCKS (Cost $443,188,568)		436,796,972
Total Investments – 99.7% (Cost $443,188,568)		436,796,972
Other Assets in Excess of Liabilities – 0.3%		1,332,369
TOTAL NET ASSETS – 100.0%		$438,129,341

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2022, the total value of all such securities was $6,528,078 or 1.5% of net assets.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2022, the Real Assets Securities Fund—Class I Shares had a total return of –10.14%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, outperforming the Fund's Real Assets Custom Index Blend Benchmark,1 which returned –12.71%.

On an absolute basis, the real estate equities, infrastructure equities, real asset debt, REIT preferreds, and renewables equities sleeves all detracted from returns in the 12 months period ended December 31, 2022, while the energy midstream equities and commodities sleeves had positive returns. Relative to the benchmark, overall positive security selection and allocation effect both contributed to relative performance.

Relative Contributors

•  Real estate equities driven by positive security selection, as well as underweight allocation to the underperforming real estate sector. Positive security selection was driven by the retail and hotels subsectors in the U.S., partially offset by Canada and Australia.

•  Commodities due to an opportunistic allocation to the outperforming commodities sector during the partial period.

•  REIT preferreds due to both underweight allocation and positive security selection.

•  Real asset debt driven by underweight allocation to underperforming fixed income.

•  Infrastructure equities due to positive security selection, partially offset by overweight allocation to the underperforming infrastructure sector. Positive security selection was driven by electricity transportation & distribution and toll roads subsectors, partially offset by airports and renewables/electric generation.

•  Energy midstream equities due to positive security selection.

•  Renewables equities due to an overweight allocation to the underperforming sector.

Relative Detractors

•  No relative detractors at the sleeve level.

In the next section, we provide further detail on the performance of each asset class, along with our outlook for investing in real asset-related securities.

INFRASTRUCTURE EQUITIES

Listed infrastructure did experience volatility throughout the period but did prove more resilient and outperformed global equities. The FTSE Global Core Infrastructure 50/50 Index and the Dow Jones Brookfield Global Infrastructure Index returned –4.87% and –4.91% respectively, outperforming the MSCI World, which returned –18.14%. Energy infrastructure was the clear leader within the sector, with the Alerian Midstream Energy Index returning 21.53%. Tightening supply/demand dynamics and rising commodity prices given the aftermath of the War in Ukraine were drivers of performance. In addition, U.S. Liquefied Natural Gas gained new strategic importance in terms of meeting global demand. Communications, largely driven by towers, lagged throughout the period as rising interest rates and valuation concerns weighed on performance.

We are actively watching three topics as we begin 2023.

1.  Gas Storage levels in Europe: It's been a relatively mild winter so far, and we haven't seen huge storage drawdowns, factors that have helped keep power prices more stable in recent months. However, if there is

Past performance is no guarantee of future results.

2022 Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

an extended period of cold weather, or some kind of additional supply shock, and supply levels fall to unsustainable levels, we would expect to see a significant rise in power prices. Given already existing inflationary and interest rate pressures, rising power prices could contribute to a recession in the region. This would potentially impact our positioning around more economically sensitive subsectors.

2.  China Reopening: We expect China to begin a period of reopening over the coming months. Increased mobility in and out of China could increase demand for commodities, notably liquefied natural gas, as well as be a positive for travel in the region.

3.  Impacts from Legislation: We are already beginning to see a pickup in investment in carbon capture in the U.S. due to the Inflation Reduction Act. As this new technology becomes more profitable, many midstream assets could potentially be repurposed, creating investment opportunities for North American energy infrastructure companies.

Within utilities, we are more positive now toward companies in the U.S. where we feel uncertainties have been removed. We favor more defensive companies with potential catalysts in what may be a volatile environment. In Europe, we favor companies that may benefit from current power pricing dynamics. Regulation in the region is also opening opportunities around carbon capture and new technologies for select utilities. We also see value in U.S. gas utilities after the spike in gas prices pressured valuations. The consensus view is that elevated gas prices will hurt growth, as the rate of bill inflation will be driven by the cost of gas rather than capital investment and earnings growth within the utilities sector. We believe this is an overreaction that assumes that gas prices will remain elevated and that North American natural gas producers will not ramp up production in a higher-price regime. We are cautious around water utilities given valuation concerns. We are taking advantage of select opportunities within electric utilities, particularly in Europe. Several of these names sold off over concerns around high power prices. Within transports, we believe there are more attractive opportunities elsewhere, particularly due to potential for an economic slowdown. However, attractive valuation opportunities may emerge. Within communications, our overweight stems from companies outside of the U.S. that we believe offer attractive risk-reward given stock-specific catalysts. Within energy infrastructure, we favor natural gas-oriented assets in North America; however, after significant outperformance we see reasons to redeploy some capital elsewhere.

REAL ESTATE EQUITIES

For the year, the FTSE EPRA Nareit Developed Index declined nearly 25% in light of higher interest rates and an uncertain economic outlook. By region, Asia Pacific and North America were down roughly 11% and 25%, respectively, while Europe declined more than 40% for the year. No U.S. property types were immune from the downturn in 2022. The office, residential and industrial sectors posted the steepest declines, while mixed-use and retail landlords fared the best.

Overall, we continue to see positive rent growth across most U.S. property types. We anticipate this growth will continue throughout 2022, although the rate of growth may slow in the latter half of the year in select sectors. Real estate demand is robust across the board, and strongest in sectors like industrial, residential and self storage. A strong consumer is helping demand rebound in the retail sector, following the damage the sector experienced when the pandemic began. Despite the Omicron COVID-19 variant, hotel fundamentals have remained strong in our view. RevPAR (revenue per available room) trends have exhibited recent strength, driven by leisure travel demand. We anticipate these trends will improve further if a rebound in business and group travel occurs in 2022.

Outside the U.S., regional property recoveries will be contingent on local responses to COVID-19 outbreaks. As the virus becomes more of an endemic disease, we would expect responses like regional lockdowns or remote work orders to become less frequent. However, with the Omicron variant, we have learned that predicting local responses can be challenging. We believe we are positioned in the best property markets globally based on valuations and potential for long-term outperformance as the global economy reopens.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

REAL ASSET DEBT

Real asset debt was negative in 2022, with the calendar year finishing as the worst year of performance for investment grade in more than 30 years of available data, as measured by the ICE BofA US Corporate Index. High yield2 had its second worst calendar year over the same period, as measured by the ICE BofA US High Yield Index. The U.S. 10-Year Treasury Yield increased to 3.87% at the end of the year from 1.51% a year ago, as the Federal Reserve System (or, the "Fed") hiked interest rates several times throughout the year.

We anticipate continued volatility in 2023, following 2022's unfortunate combination of significantly wider credit spreads and much higher Treasury rates. As a result, 2022 was one of the worst years on record in terms of performance for both high yield and investment grade credit.

As 2023 kicks off, the Fed appears to be nearing the end of its hiking program (Fed fund futures predict two to three hikes in 2023), inflation is trending down, COVID seems manageable, China's economy is reopening, commodity prices are off their highs, and valuations of credit look attractive. However, we remain cautious on the economic outlook given the continued strength of the U.S. economy and our expectation that the Fed may ultimately push the economy into a recession with its aggressive efforts to slow growth and tame inflation. Further, significant rate increases thus far have yet to be fully reflected in the economy, a process that could take multiple months. Additionally, geopolitical turmoil remains, U.S. political divisions are large, and economic indicators continue to send mixed signals.

We expect credit spreads to widen over the course of the year, as the impact of interest rate hikes is more fully absorbed into the economy, contributing to softer corporate earnings and a more restrained consumer. Additionally, the Fed has been vocal about having elevated rates for longer to prevent an inflation resurgence, suggesting the Fed may remain hawkish over the intermediate term. We continue to favor investment grade and up-in-quality high-yield credit with a neutral duration position.

OUTLOOK

We believe global growth may skew to the downside in 2023 amid persistent inflation and further tightening of financial conditions. We expect volatility to remain elevated until global growth eventually slows to coincide with target inflation, driving an end to monetary tightening. As a result, we are defensively positioned within our portfolio, with a modest overweight position in real asset debt, an underweight to real asset equities and little-to-no commodity exposure.

The material increase in bond yields over the past year has made real asset debt more attractive on a risk-adjusted basis. Within equities, we continue to favor infrastructure over real estate due to infrastructure's potential outperformance in down markets and tighter inflation linkage. Within infrastructure, we are most constructive on renewables and energy midstream equities, which we believe should benefit from the energy transition toward renewable power and the global push for energy security. Within real estate, although valuations appear attractive, we believe slowing economic growth may pressure this more cyclical sector further. We hold no direct exposure to commodities. While near-term supply/demand technicals may support energy commodities, slowing economic growth remains a headwind.

1 The Real Assets Custom Index Blend Benchmark, beginning 1/1/20, has consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% FTSE Global Core Infrastructure 50/50 Index, 5% Alerian Midstream Energy Index, and 15% ICE BofA USD Real Asset High Yield and Corporate Custom Index. For the period from 10/1/16 through 12/31/19, this Benchmark consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%. For the period from 11/19/14 through 9/30/16, this Benchmark consisted of 33.33% DJ Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA Nareit Developed Index, 13.33% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.67% Bloomberg Commodity Index and 3.34% Barclays Global Inflation-Linked Index.

2 High-yield refers to the ICE BofAML U.S. High Yield Index which tracks the performance of U.S. dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market. Investment-grade refers to the ICE BofAML U.S. Corporate Index which tracks the performance of U.S.-dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market.

2022 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2022	1 Year	5 Years	Since Inception*
Class A (Excluding Sales Charge)	-10.42%	2.75%	2.17%
Class A (Including Sales Charge)	-14.69%	1.76%	1.56%
Class C (Excluding Sales Charge)	-11.10%	2.05%	1.49%
Class C (Including Sales Charge)	-11.98%	2.05%	1.49%
Class I Shares	-10.14%	3.03%	2.37%
MSCI World Index	-17.73%	6.69%	7.64%
Real Assets Custom Index Blend Benchmark	-12.71%	2.87%	2.88%
S&P Real Assets Index	-9.94%	3.00%	N/A**

*  Classes A, C and I were incepted on November 19, 2014. The MSCI World Index and Real Assets Custom Index Blend Benchmark returns reference Class I's inception date.

**  Data for the S&P Real Assets Index is unavailable prior to its inception date of December 31, 2015.

The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Fund's gross and net expense ratios in the prospectus dated April 29, 2022 for Class A is 1.74% and 1.15%, Class C is 2.54% and 1.90% and Class I is 1.44% and 0.90%, respectively for the year ended December 31, 2021.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2023. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

The graphs below illustrate a hypothetical investment of $10,000 in the Real Assets Securities Fund—Class I Shares from the commencement of investment operations on November 19, 2014 to December 31, 2022 compared to the MSCI World Index.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Mutual fund investing involves risk. Principal loss is possible. The Fund will be closely linked to the real assets market. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REITs are dependent upon management skills and generally may not be diversified. REITs are subject to heavy cash flow dependency, defaults by borrowers and self liquidation. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in MLPs, which involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities. Investing in MLPs may generate

Past performance is no guarantee of future results.

2022 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

unrelated business taxable income (UBTI) for tax-exempt investors both during the holding period and at time of sale. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources. Debt securities rated below investment grade are commonly referred to as junk bonds and are considered speculative. Increases in interest rates can cause the prices of fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. Investment by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 80% of its total assets in securities in real assets securities, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Past performance is no guarantee of future results.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

The Bloomberg Barclays Global Inflation-Linked Index (Series-L) measures the performance of investment-grade, government inflation-linked debt from 12 different developed market countries. Investability is a key criterion for inclusion of markets in this index, and it is designed to include only those markets in which a global government linker fund is likely and able to invest.

The Bloomberg Commodity Index is a broadly diversified index that tracks the commodities markets through commodity futures contracts.

The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield co-branded indexes.

The Dow Jones Brookfield Global Infrastructure Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets. Brookfield has no direct role in the day-to-day management of any Brookfield cobranded indexes.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

The FTSE EPRA Nareit Developed Index is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

The ICE BofA Global Corporate Index tracks the performance of investment- grade public debt issued in the major domestic and Eurobond markets, including global bonds.

The ICE BofA Global High Yield Index tracks the performance of below investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

The ICE BofA Preferred Stock REITs 7% Constrained Index is a subset of the ICE BofA Fixed-Rate Preferred Securities Index including all real estate investment trust issued preferred securities. The ICE BofA Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market.

The ICE BofA USD Real Asset High Yield and Corporate Custom Index is a custom index blend of sectors of ICE BofA U.S. High Yield Index (70%) and ICE BofA U.S. Corporate Index (30%) that correspond to equity sectors in Brookfield's real asset universe. Such real-asset-related sectors include Cable, Infrastructure Services, Oil Gas T&D, Telecommunications, Transportation, Utilities, Agriculture, Timber, Basic Materials, Energy Exploration & Production, Metals & Mining, Real Estate, RE Ownership & Development and REITs.

The ICE BofA U.S. High Yield Index tracks the performance of U.S.-dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofA U.S. Corporate Index tracks the performance of U.S.-dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Real Assets Custom Index Blend Benchmark, beginning 1/1/20, has consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% FTSE Global Core Infrastructure 50/50 Index, 5% Alerian Midstream Energy Index, and 15% ICE BofA USD Real Asset High Yield and Corporate Custom Index. For the period from 10/1/16 through 12/31/19, this Benchmark consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%. For the period from 11/19/14 through 9/30/16, this Benchmark consisted of 33.33% Dow Jones Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA Nareit Developed Index, 13.33% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.67% Bloomberg Commodity Index and 3.34% Bloomberg Barclays Global Inflation-Linked Index.

The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across three primary commodity related sectors: Agribusiness, Energy and Metals & Mining.

2022 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

The S&P Real Assets Index measures global property, infrastructure, commodities and inflation-linked bonds using liquid component indexes that track equities (representing 50% of the index), fixed income (representing 40% of the index) and futures (representing 10% of the index).

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2022 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Portfolio Characteristics (Unaudited)

December 31, 2022

ASSET ALLOCATION BY SECURITY TYPE	Percent of Total Investments
Infrastructure Equities
-Global Infrastructure Equities	37.0%
-Energy Infrastructure	4.1%
-Global Renewable Equities	3.6%
Total Infrastructure Equities	44.7%
Real Estate Equities
-Global Real Estate Equities	33.5%
-REIT Preferreds	3.5%
Total Real Estate Equities	37.0%
Real Asset Debt	18.3%
Total	100.0%
ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	66.6%
Canada	6.0%
United Kingdom	5.1%
Spain	4.2%
Japan	3.7%
Australia	2.8%
China	2.0%
France	2.0%
Hong Kong	1.9%
Singapore	1.5%
Germany	1.1%
Brazil	1.1%
New Zealand	0.9%
Chile	0.3%
Italy	0.3%
Denmark	0.3%
Netherlands	0.2%
Total	100.0%
ASSET ALLOCATION BY INVESTMENT TYPE	Percent of Total Investments
Common Stocks	78.3%
Real Asset Debt	18.3%
Preferred Stocks	2.7%
Convertible Preferred Stocks	0.7%
Total	100.0%

2022 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Portfolio Characteristics (Unaudited) (continued)

December 31, 2022

TOP TEN HOLDINGS	Percent of Total Investments
Prologis, Inc.	2.8%
NextEra Energy, Inc.	2.3%
Enbridge, Inc.	2.2%
Transurban Group	2.1%
Crown Castle, Inc.	1.8%
American Electric Power Company, Inc.	1.6%
Public Storage	1.5%
Cheniere Energy, Inc.	1.5%
PG&E Corp.	1.4%
Xcel Energy, Inc.	1.4%

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS – 76.1%
AUSTRALIA – 2.7%
Manufactured Homes – 0.4%
Ingenia Communities Group	66,200	$200,323
Self Storage – 0.3%
National Storage REIT	88,710	139,794
Toll Roads – 2.0%
Transurban Group	116,407	1,024,134
Total AUSTRALIA		1,364,251
BRAZIL – 0.9%
Electricity Transmission & Distribution – 0.8%
Equatorial Energia SA	77,249	395,677
Renewable Power & Infrastructure – 0.1%
Omega Energia SA (a)	16,678	30,288
Total BRAZIL		425,965
CANADA – 4.7%
Midstream – 0.3%
AltaGas Ltd.	8,609	148,655
Office – 0.2%
Allied Properties Real Estate Investment Trust	5,705	107,864
Pipelines – 2.6%
Enbridge, Inc.	26,930	1,052,639
TC Energy Corp.	5,908	235,493
Total Pipelines		1,288,132
Rail – 0.8%
Canadian Pacific Railway Ltd.	5,290	394,406
Renewable Power & Infrastructure – 0.2%
Boralex, Inc. – Class A	3,100	91,626
Fortis, Inc.	800	32,012
Total Renewable Power & Infrastructure		123,638
Residential – 0.6%
InterRent Real Estate Investment Trust	29,888	282,545
Total CANADA		2,345,240
CHILE – 0.3%
Water & Waste Infrastructure – 0.3%
Aguas Andinas SA	699,158	161,039
Total CHILE		161,039
CHINA – 2.0%
Communications – 0.7%
China Tower Corporation Ltd. (b)	3,080,595	330,569
Gas Utilities – 1.2%
China Resources Gas Group Ltd.	84,000	313,366
ENN Energy Holdings Ltd.	21,059	294,153
Total Gas Utilities		607,519

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Renewable Power & Infrastructure – 0.1%
China Longyuan Power Group Corporation Ltd.	43,396	$52,752
Total CHINA		990,840
DENMARK – 0.3%
Renewable Power & Infrastructure – 0.3%
Orsted A/S (b)	1,030	93,118
Vestas Wind Systems A/S	1,600	46,673
Total Renewable Power & Infrastructure		139,791
Total DENMARK		139,791
FRANCE – 1.8%
Clean Technology – 0.2%
Nexans SA	900	81,458
Office – 0.6%
Gecina SA	2,993	304,926
Renewables/Electric Generation – 0.4%
Engie SA	14,818	211,987
Toll Roads – 0.4%
Vinci SA	2,000	199,373
Water & Waste Infrastructure – 0.2%
Veolia Environnement SA	4,100	105,347
Total FRANCE		903,091
GERMANY – 1.1%
Renewables/Electric Generation – 0.5%
RWE AG	5,970	263,919
Residential – 0.6%
Vonovia SE	12,480	293,983
Total GERMANY		557,902
HONG KONG – 1.8%
Diversified – 1.0%
Sun Hung Kai Properties Ltd.	26,765	365,593
Swire Properties Ltd.	46,564	117,942
Total Diversified		483,535
Retail – 0.8%
Wharf Real Estate Investment Company Ltd.	73,778	429,693
Total HONG KONG		913,228
ITALY – 0.3%
Renewable Power & Infrastructure – 0.3%
Hera SpA	52,011	140,284
Total ITALY		140,284
JAPAN – 3.6%
Hotel – 0.5%
Japan Hotel REIT Investment Corp.	426	250,532
Industrial – 0.3%
Mitsui Fudosan Logistics Park, Inc.	41	149,875

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Office – 1.3%
Mitsui Fudosan Company Ltd.	20,611	$376,707
Orix JREIT, Inc.	172	244,008
Total Office		620,715
Rail – 1.2%
East Japan Railway Co.	6,800	387,314
West Japan Railway Co.	4,944	214,665
Total Rail		601,979
Residential – 0.3%
Comforia Residential REIT, Inc.	70	157,702
Total JAPAN		1,780,803
NEW ZEALAND – 0.8%
Airports – 0.7%
Auckland International Airport Ltd. (a)	73,700	365,522
Renewable Power & Infrastructure – 0.1%
Mercury NZ Ltd.	15,200	53,698
Total NEW ZEALAND		419,220
SINGAPORE – 1.5%
Diversified – 1.5%
CapitaLand Integrated Commercial Trust	164,301	250,594
City Developments Ltd.	39,612	243,508
Mapletree Pan Asia Commercial Trust	181,440	226,699
Total Diversified		720,801
Total SINGAPORE		720,801
SPAIN – 3.9%
Airports – 0.8%
Aena SME SA (a) (b)	3,300	413,681
Communications – 1.2%
Cellnex Telecom SA (b)	18,750	621,959
Diversified – 0.2%
Merlin Properties Socimi SA	8,297	77,816
Renewable Power & Infrastructure – 0.8%
Atlantica Sustainable Infrastructure PLC	3,700	95,830
Corp ACCIONA Energias Renovables SA	1,200	46,369
EDP Renovaveis SA	2,300	50,681
Grenergy Renovables SA (a)	1,934	57,314
Iberdrola SA	12,383	144,552
Total Renewable Power & Infrastructure		394,746
Toll Roads – 0.9%
Ferrovial SA	16,823	440,471
Total SPAIN		1,948,673

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
UNITED KINGDOM – 4.8%
Office – 0.7%
Derwent London PLC	12,620	$361,202
Renewable Power & Infrastructure – 2.4%
Drax Group PLC	33,629	285,257
National Grid PLC	45,103	540,308
SSE PLC	16,485	339,048
Total Renewable Power & Infrastructure		1,164,613
Residential – 0.8%
Grainger PLC	35,375	108,060
The UNITE Group PLC	27,552	302,266
Total Residential		410,326
Retail – 0.4%
Capital & Counties Properties PLC	131,711	170,037
Water & Waste Infrastructure – 0.5%
Severn Trent PLC	8,100	258,781
Total UNITED KINGDOM		2,364,959
UNITED STATES – 45.6%
Clean Technology – 0.2%
Bloom Energy Corp. (a)	2,895	55,352
Itron, Inc. (a)	1,200	60,780
Total Clean Technology		116,132
Communications – 2.7%
American Tower Corp.	700	148,302
Crown Castle, Inc.	6,300	854,532
SBA Communications Corp.	1,100	308,341
Total Communications		1,311,175
Datacenters – 1.4%
Digital Realty Trust, Inc.	4,315	432,665
Equinix, Inc.	400	262,012
Total Datacenters		694,677
Electricity Transmission & Distribution – 4.3%
CenterPoint Energy, Inc.	17,850	535,322
Eversource Energy	6,900	578,496
PG&E Corp. (a)	41,574	675,993
Sempra Energy	2,300	355,442
Total Electricity Transmission & Distribution		2,145,253
Gas Utilities – 0.9%
NiSource, Inc.	16,625	455,858
Healthcare – 3.0%
CareTrust REIT, Inc.	7,028	130,580
Healthpeak Properties, Inc.	20,252	507,718
Ventas, Inc.	8,614	388,061
Welltower, Inc.	7,215	472,943
Total Healthcare		1,499,302

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Hotel – 0.6%
Host Hotels & Resorts, Inc.	9,492	$152,347
Ryman Hospitality Properties, Inc.	1,646	134,610
Total Hotel		286,957
Industrial – 4.1%
Americold Realty Trust, Inc.	12,044	340,966
Prologis, Inc.	12,003	1,353,098
Rexford Industrial Realty, Inc.	6,280	343,139
Total Industrial		2,037,203
Manufactured Homes – 0.8%
Sun Communities, Inc.	2,671	381,953
Midstream – 3.9%
Cheniere Energy, Inc.	4,886	732,704
Equitrans Midstream Corp.	55,524	372,011
Targa Resources Corp.	7,494	550,809
The Williams Companies, Inc.	8,294	272,873
Total Midstream		1,928,397
Net Lease – 2.5%
Agree Realty Corp.	5,108	362,311
Essential Properties Realty Trust, Inc.	6,507	152,719
Spirit Realty Capital, Inc.	7,582	302,749
VICI Properties, Inc.	12,664	410,314
Total Net Lease		1,228,093
Office – 0.6%
Boston Properties, Inc.	1,465	99,005
Highwoods Properties, Inc.	6,671	186,654
Total Office		285,659
Oil & Gas Storage & Transportation – 0.5%
Magellan Midstream Partners LP	5,191	260,640
Pipeline (MLP) – 2.5%
Energy Transfer LP	23,546	279,491
Enterprise Products Partners LP	11,071	267,033
MPLX LP	8,511	279,501
Plains All American Pipeline LP	23,726	279,018
Western Midstream Partners LP	4,777	128,262
Total Pipeline (MLP)		1,233,305
Rail – 0.7%
CSX Corp.	11,470	355,341
Renewable Power & Infrastructure – 5.3%
Clearway Energy, Inc.	3,500	111,545
Enphase Energy, Inc. (a)	205	54,317
Exelon Corp.	2,450	105,913
NextEra Energy Partners LP	780	54,670
NextEra Energy, Inc.	13,560	1,133,616
Public Service Enterprise Group, Inc.	7,540	461,976

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Sunrun, Inc. (a)	2,500	$60,050
Xcel Energy, Inc.	9,360	656,230
Total Renewable Power & Infrastructure		2,638,317
Renewables/Electric Generation – 4.5%
Ameren Corp.	5,200	462,384
American Electric Power Company, Inc.	8,391	796,725
Entergy Corp.	5,054	568,575
FirstEnergy Corp.	9,785	410,383
Total Renewables/Electric Generation		2,238,067
Residential – 2.8%
American Homes 4 Rent	12,388	373,374
Mid-America Apartment Communities, Inc.	2,998	470,656
UDR, Inc.	14,457	559,920
Total Residential		1,403,950
Retail – 2.0%
Kimco Realty Corp.	17,748	375,903
Kite Realty Group Trust	14,642	308,214
Simon Property Group, Inc.	2,795	328,357
Total Retail		1,012,474
Self Storage – 1.8%
CubeSmart	3,359	135,200
Public Storage	2,659	745,025
Total Self Storage		880,225
Water & Waste Infrastructure – 0.5%
Essential Utilities, Inc.	1,400	66,822
Waste Connections, Inc.	460	60,975
Waste Management, Inc.	560	87,853
Xylem, Inc.	360	39,805
Total Water & Waste Infrastructure		255,455
Total UNITED STATES		22,648,433
Total COMMON STOCKS (Cost $39,580,835)		37,824,520
CONVERTIBLE PREFERRED STOCKS – 0.7%
UNITED STATES – 0.7%
Net Lease – 0.2%
EPR Properties, Series C, 5.75%	5,488	98,620
Office – 0.3%
Equity Commonwealth, Series D, 6.50%	4,995	125,137
Retail – 0.2%
RPT Realty, Series D, 7.25%	2,395	119,702
Total UNITED STATES		343,459
Total CONVERTIBLE PREFERRED STOCKS (Cost $413,904)		343,459

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
PREFERRED STOCKS – 2.7%
UNITED STATES – 2.7%
Datacenters – 0.0%
Digital Realty Trust, Inc., Series L, 5.20%	860	$17,381
Diversified – 0.2%
Armada Hoffler Properties, Inc., Series A, 6.75%	2,136	44,835
Centerspace, Series C, 6.63%	2,310	58,327
Total Diversified		103,162
Hotel – 0.3%
Hersha Hospitality Trust, Series D, 6.50%	3,595	67,244
Pebblebrook Hotel Trust, Series G, 6.38%	1,785	32,487
Sunstone Hotel Investors, Inc., Series I, 5.70%	1,815	32,652
Total Hotel		132,383
Industrial – 0.3%
Rexford Industrial Realty, Inc., Series C, 5.63%	5,964	126,914
Manufactured Homes – 0.2%
UMH Properties, Inc., Series D, 6.38%	3,675	81,769
Net Lease – 0.3%
Agree Realty Corp., Series A, 4.25%	3,140	50,586
Global Net Lease, Inc., Series B, 6.88%	4,972	96,705
Total Net Lease		147,291
Office – 0.2%
Vornado Realty Trust, Series N, 5.25%	4,819	78,260
Real Estate – 0.1%
Hudson Pacific Properties, Inc., Series C, 4.75%	5,114	64,078
Residential – 0.2%
American Homes 4 Rent, Series H, 6.25%	2,935	68,168
American Homes 4 Rent, Series G, 5.88%	2,325	51,522
Total Residential		119,690
Retail – 0.4%
Kimco Realty Corp., Series L, 5.13%	4,285	84,929
Saul Centers, Inc., Series E, 6.00%	2,530	49,816
Urstadt Biddle Properties, Inc., Series K, 5.88%	2,522	51,650
Total Retail		186,395
Self Storage – 0.5%
Public Storage, Series Q, 3.95%	4,631	76,041
Public Storage, Series P, 4.00%	7,374	122,630
Public Storage, Series L, 4.63%	3,700	70,707
Total Self Storage		269,378
Total UNITED STATES		1,326,701
Total PREFERRED STOCKS (Cost $1,610,877)		1,326,701

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2022

	Principal Amount (000s)	Value
REAL ASSET DEBT – 17.8%
BRAZIL – 0.2%
Metals & Mining – 0.2%
Vale Overseas Ltd., 3.75%, 07/08/30	$108	$94,520
Total BRAZIL		94,520
CANADA – 1.1%
Basic Industrial – 0.2%
Cascades, Inc., 5.38%, 01/15/28 (b)	53	46,364
Methanex Corp., 5.25%, 12/15/29	27	23,954
NOVA Chemicals Corp., 4.25%, 05/15/29 (b)	57	46,598
Total Basic Industrial		116,916
Energy – 0.2%
Baytex Energy Corp., 8.75%, 04/01/27 (b)	46	46,804
MEG Energy Corp., 7.13%, Perpetual (b)	50	50,985
Total Energy		97,789
Media – 0.2%
Videotron Ltd., 3.63%, 06/15/29 (b)	110	92,721
Oil Gas Transportation & Distribution – 0.3%
Parkland Corp., 4.50%, 10/01/29 (b)	54	45,057
TransCanada PipeLines Ltd., 6.82% (3 Month LIBOR USD + 2.21%), 05/15/67 (c)	127	99,823
Total Oil Gas Transportation & Distribution		144,880
Utility – 0.2%
Emera, Inc., 6.75% (3 Month LIBOR USD + 5.44%), 06/15/76 (c)	96	92,181
Total CANADA		544,487
FRANCE – 0.1%
Telecommunication Services – 0.1%
Altice France SA, 5.50%, 01/15/28 (b)	56	43,855
Total FRANCE		43,855
NETHERLANDS – 0.2%
Media – 0.2%
UPC Broadband Finco BV, 4.88%, 07/15/31 (b)	33	27,720
VZ Secured Financing BV, 5.00%, 01/15/32 (b)	81	65,822
Ziggo Bond Company BV, 5.13%, 02/28/30 (b)	10	8,075
Total Media		101,617
Total NETHERLANDS		101,617
SPAIN – 0.2%
Utility – 0.2%
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28 (b)	103	91,262
Total SPAIN		91,262
UNITED KINGDOM – 0.2%
Media – 0.2%
Virgin Media Secured Finance PLC, 4.50%, 08/15/30 (b)	107	89,390
Total UNITED KINGDOM		89,390

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2022

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
UNITED STATES – 15.8%
Construction & Building Materials – 0.5%
Beazer Homes USA, Inc., 5.88%, 10/15/27	$57	$49,859
KB Home, 4.00%, 06/15/31	57	45,819
M/I Homes, Inc., 4.95%, 02/01/28	53	47,088
Shea Homes LP, 4.75%, 04/01/29	59	49,560
Taylor Morrison Communities, Inc., 5.88%, 06/15/27 (b)	48	46,086
Total Construction & Building Materials		238,412
Diversified – 0.3%
Forestar Group, Inc., 5.00%, 03/01/28 (b)	100	85,796
The Howard Hughes Corp., 5.38%, 08/01/28 (b)	105	94,577
Total Diversified		180,373
Energy – 2.1%
Antero Resources Corp., 5.38%, 03/01/30 (b)	49	45,428
Apache Corp., 4.25%, 01/15/30	73	64,598
California Resources Corp., 7.13%, 02/01/26 (b)	49	47,091
Callon Petroleum Co., 8.25%, 07/15/25	10	9,950
Callon Petroleum Co., 6.38%, 07/01/26	40	37,282
Chesapeake Energy Corp., 5.50%, 02/01/26 (b)	15	14,475
Civitas Resources, Inc., 5.00%, 10/15/26 (b)	51	46,627
CNX Resources Corp., 7.38%, 01/15/31 (b)	24	23,004
Comstock Resources, Inc., 6.75%, 03/01/29 (b)	75	67,688
Continental Resources, Inc., 5.75%, 01/15/31 (b)	59	54,939
Crescent Energy Finance LLC, 7.25%, 05/01/26 (b)	31	29,213
Devon Energy Corp., 7.95%, 04/15/32	80	91,031
Diamondback Energy, Inc., 4.25%, 03/15/52	56	41,430
EQT Corp., 7.00%, 02/01/30	53	54,967
Exxon Mobil Corp., 4.23%, 03/19/40	50	45,132
Occidental Petroleum Corp., 8.88%, 07/15/30	134	151,286
Occidental Petroleum Corp., 4.40%, 04/15/46	85	66,387
Range Resources Corp., 8.25%, 01/15/29	22	22,670
Southwestern Energy Co., 5.38%, 02/01/29	74	68,602
Transocean Proteus Ltd., 6.25%, Perpetual (b)	67	65,803
Total Energy		1,047,603
Health Facilities – 0.6%
CHS/Community Health Systems, Inc., 8.00%, 03/15/26 (b)	12	10,925
CHS/Community Health Systems, Inc., 4.75%, 02/15/31 (b)	16	11,616
HCA, Inc., 3.50%, 09/01/30	158	136,685
Tenet Healthcare Corp., 6.13%, 10/01/28 (b)	152	136,089
Total Health Facilities		295,315
Infrastructure Services – 0.5%
Parker-Hannifin Corp., 4.50%, 09/15/29	93	89,304
Terex Corp., 5.00%, 05/15/29 (b)	54	48,532
Waste Connections, Inc., 4.20%, 01/15/33	100	93,036
Total Infrastructure Services		230,872

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2022

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
Leisure – 1.1%
Boyd Gaming Corp., 4.75%, 12/01/27	$13	$12,108
Boyd Gaming Corp., 4.75%, 06/15/31 (b)	92	80,040
Caesars Resort Collection LLC, 5.75%, 07/01/25 (b)	47	46,009
GLP Capital LP, 4.00%, 01/15/30	106	92,836
Park Intermediate Holdings LLC, 5.88%, 10/01/28 (b)	74	66,643
RHP Hotel Properties LP, 4.50%, 02/15/29 (b)	52	44,855
Station Casinos LLC, 4.50%, 02/15/28 (b)	48	41,730
Station Casinos LLC, 4.63%, 12/01/31 (b)	5	4,011
VICI Properties LP, 4.50%, 09/01/26 (b)	45	42,386
VICI Properties LP, 4.63%, 12/01/29 (b)	107	97,370
Wynn Las Vegas LLC, 5.50%, 03/01/25 (b)	45	42,721
Total Leisure		570,709
Media – 1.0%
Cable One, Inc., 4.00%, 11/15/30 (b)	51	40,021
CCO Holdings LLC, 6.38%, 09/01/29 (b)	50	46,987
CCO Holdings LLC, 4.75%, 03/01/30 (b)	258	219,959
CSC Holdings LLC, 4.63%, 12/01/30 (b)	85	46,967
CSC Holdings LLC, 4.50%, 11/15/31 (b)	104	72,157
Directv Financing LLC, 5.88%, 08/15/27 (b)	51	45,628
GCI LLC, 4.75%, 10/15/28 (b)	27	22,682
Total Media		494,401
Media Content – 0.2%
NBCUniversal Media LLC, 4.45%, 01/15/43	98	86,845
Metals & Mining – 0.2%
Freeport-McMoRan, Inc., 4.25%, 03/01/30	103	93,476
Oil Gas Transportation & Distribution – 3.1%
Antero Midstream Partners LP, 5.38%, 06/15/29 (b)	76	69,482
Blue Racer Midstream LLC, 6.63%, 07/15/26 (b)	51	49,366
Buckeye Partners LP, 4.13%, 12/01/27	53	46,370
Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/39	60	46,581
Cheniere Energy, Inc., 4.63%, 10/15/28	74	66,890
Crestwood Midstream Partners LP, 5.63%, 05/01/27 (b)	52	48,360
DCP Midstream Operating LP, 5.85% (3 Month LIBOR USD + 3.85%), 05/21/43 (b),(c)	56	54,629
DCP Midstream Operating LP, 5.60%, 04/01/44	56	52,245
DT Midstream, Inc., 4.13%, 06/15/29 (b)	52	44,674
Energy Transfer LP, 7.46% (3 Month LIBOR USD + 3.02%), 11/01/66 (c)	50	38,605
Energy Transfer LP, 6.75% (5 Year CMT Rate + 5.13%), Perpetual (c)	140	121,100
Energy Transfer LP, 7.13% (5 Year CMT Rate + 5.31%), Perpetual (c)	12	10,020
EnLink Midstream LLC, 5.38%, 06/01/29	102	94,379
EQM Midstream Partners LP, 4.50%, 01/15/29 (b)	151	126,828
Global Partners LP, 7.00%, 08/01/27	53	50,330
Hess Midstream Operations LP, 5.50%, 10/15/30 (b)	52	47,575
Holly Energy Partners LP, 5.00%, 02/01/28 (b)	156	142,039
Kinetik Holdings LP, 5.88%, 06/15/30 (b)	48	45,014
MPLX LP, 6.88% (3 Month LIBOR USD + 4.65%), Perpetual (c)	49	48,265

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2022

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
NuStar Logistics LP, 5.75%, 10/01/25	$48	$46,207
Suburban Propane Partners LP, 5.00%, 06/01/31 (b)	53	45,049
Tallgrass Energy Partners LP, 6.00%, 12/31/30 (b)	107	92,526
Targa Resources Partners LP, 4.88%, 02/01/31	101	90,654
Western Midstream Operating LP, 4.75%, 08/15/28	50	46,000
Total Oil Gas Transportation & Distribution		1,523,188
Real Estate – 1.2%
American Homes 4 Rent LP, 3.38%, 07/15/51	102	63,959
EPR Properties, 3.75%, 08/15/29	82	64,365
Global Net Lease, Inc., 3.75%, 12/15/27 (b)	55	45,724
iStar, Inc., 5.50%, 02/15/26	60	59,846
LXP Industrial Trust, 2.70%, 09/15/30	113	90,225
Mid-America Apartments LP, 2.88%, 09/15/51	132	84,839
RLJ Lodging Trust LP, 3.75%, 07/01/26 (b)	76	67,615
Starwood Property Trust, Inc., 3.63%, 07/15/26 (b)	159	139,125
Total Real Estate		615,698
Telecommunication Services – 2.4%
American Tower Corp., 3.10%, 06/15/50	130	82,751
AT&T, Inc., 1.65%, 02/01/28	110	93,064
Cablevision Lightpath LLC, 3.88%, 09/15/27 (b)	111	91,480
Cogent Communications Group, Inc., 3.50%, 05/01/26 (b)	50	45,422
Consolidated Communications, Inc., 6.50%, 10/01/28 (b)	54	41,961
Crown Castle, Inc., 5.20%, 02/15/49	95	85,980
Frontier Communications Holdings LLC, 5.00%, 05/01/28 (b)	102	88,569
Level 3 Financing, Inc., 4.63%, 09/15/27 (b)	211	175,658
SBA Communications Corp., 3.88%, 02/15/27	30	27,102
SBA Communications Corp., 3.13%, 02/01/29	48	39,911
T-Mobile USA, Inc., 4.75%, 02/01/28	194	188,600
T-Mobile USA, Inc., 3.50%, 04/15/31	124	107,035
Verizon Communications, Inc., 4.33%, 09/21/28	95	91,511
Zayo Group Holdings, Inc., 4.00%, 03/01/27 (b)	57	42,281
Total Telecommunication Services		1,201,325
Utility – 2.6%
American Electric Power Company, Inc., 3.25%, 03/01/50	125	84,241
Calpine Corp., 5.13%, 03/15/28 (b)	129	115,185
Clearway Energy Operating LLC, 3.75%, 02/15/31 (b)	161	133,710
CMS Energy Corp., 4.75% (5 Year CMT Rate + 4.12%), 06/01/50 (c)	78	67,467
Dominion Energy, Inc., 3.90%, 10/01/25	93	90,550
DTE Electric Co., 2.63%, 03/01/31	104	88,638
Duke Energy Carolinas LLC, 2.45%, 08/15/29	103	88,557
FirstEnergy Corp., 3.40%, 03/01/50	133	88,445
NRG Energy, Inc., 3.63%, 02/15/31 (b)	172	130,841
NSTAR Electric Co., 3.25%, 05/15/29	98	89,414
PPL Capital Funding, Inc., 7.40% (3 Month LIBOR USD + 2.67%), 03/30/67 (c)	63	54,149
Public Service Company of Colorado, 1.88%, 06/15/31	110	87,928

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2022

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
Sempra Global, 3.25%, 01/15/32 (b)	$109	$87,197
WEC Energy Group, Inc., 6.72% (3 Month LIBOR USD + 2.11%), 05/15/67 (c)	122	102,058
Total Utility		1,308,380
Total UNITED STATES		7,886,597
Total REAL ASSET DEBT (Cost $9,481,033)		8,851,728
Total Investments – 97.3% (Cost $51,086,649)		48,346,408
Other Assets in Excess of Liabilities – 2.7%		1,337,434
TOTAL NET ASSETS – 100.0%		$49,683,842

The following notes should be read in conjunction with the accompanying Schedule of Investments.

CMT  —  Constant Maturity Treasury Rate

LIBOR  —  London Interbank Offered Rate

LLC  —  Limited Liability Company

LP  —  Limited Partnership

MLP  —  Master Limited Partnership

USD  —  United States Dollar

(a)  —  Non-income producing security.

(b)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2022, the total value of all such securities was $5,872,345 or 11.8% of net assets.

(c)  —  Variable rate security—Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2022, the Renewables Fund—Class I Shares had a total return –13.10%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, overperforming the MSCI World Index, which returned –17.73%.

By sector, renewable power & infrastructure—broader value chain was the leading contributor to performance. Conversely, renewable power & infrastructure—infrastructure-like, water & waste infrastructure—infrastructure-like, and clean technology were the leading detractors to performance.

By region, Canada and Latin America contributed to performance. Conversely, Asia/Pacific, U.S. and U.K. were the leading detractors to performance.

By security, Enphase Energy, Inc. (ENPH, renewable power & infrastructure—broader value chain, U.S.), Archaea Energy, Inc, (LFG, water & waste infrastructure—infrastructure-like, U.S.) and SSE plc (SSE.LN, renewable power & infrastructure—infrastructure-like) were leading contributors to performance. Conversely, Enel SpA (ENEL.IM, renewable power & infrastructure—infrastructure-like, Continental Europe), China Longyuan Power Group Corp. Ltd. (916.HK, renewable power & infrastructure—infrastructure-like, Asia Pacific) and Atlantica Sustainable Infrastructure Plc (AY, renewable power & infrastructure—infrastructure-like, U.S.) were the leading detractors to performance.

MARKET OVERVIEW

Macroeconomic factors were the primary drivers of performance in 2022. The war in Ukraine and the resulting energy crisis, regulatory uncertainty, lockdowns in China and concerns over rising interest rates and inflation were primary causes of underperformance. However, we believe many of these headwinds are fading away as we turn to 2023. We believe policy initiatives, such as RePowerEU and the Inflation Reduction Act, and the focus on energy security will be key tailwinds in 2023.

OUTLOOK

We are actively watching the below as we begin 2023.

Gas Storage levels in Europe: It's been a relatively mild winter so far, and we haven't seen huge storage drawdowns, factors that have helped keep power prices more stable in recent months. However, if there is an extended period of cold weather, or some kind of additional supply shock, and supply levels fall to unsustainable levels, we would expect to see a significant rise in power prices. Given already existing inflationary and interest rate pressures, rising power prices could contribute to a recession in the region. This would potentially impact our positioning around more economically sensitive sectors.

Impacts from Legislation: We are already beginning to see a pickup in investment in carbon capture in the U.S. due to the Inflation Reduction Act. As this new technology becomes more profitable, this could create additional investment opportunities for companies across our universe.

We believe 2023 is a year of execution for our companies. The last few years have been marked by the development of fundamental tailwinds around decarbonization and energy security and we are looking to see how companies are able to execute on these tailwinds and drive value for shareholders.

Past performance is no guarantee of future results.

2022 Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

AVERAGE ANNUAL TOTAL RETURNS*

As of December 31, 2022	1 Year	Since Inception**
Class I Shares	-13.10%	10.69%
MSCI World Index	-17.73%	8.07%

*  All returns shown in USD.

**  On February 4, 2022, the Fund acquired all of the assets, subject to liabilities, of Brookfield Global Renewables & Sustainable Infrastructure LP (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Fund. As a result of the Reorganization, the Fund's Class I Shares adopted the Predecessor Fund's performance and accounting history. Prior to February 4, 2022, the performance information quoted reflects the performance information from the inception date of the Predecessor Fund (October 1, 2019). The Predecessor Fund's past performance is not an indication of how the Fund will perform in the future. The MSCI World Index references the Predecessor Fund's inception date.

The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859.

The Fund's gross and net expense ratios in the prospectus dated February 7, 2022 for Class I is 2.15% and 1.00%, respectively, based on estimated amounts for the current fiscal year.

The Adviser has contractually agreed to reimburse the Fund's expenses through February 6, 2023. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

The graphs below illustrate a hypothetical investment of $10,000 in the Renewables Fund—Class I Shares from the commencement of investment operations on October 1, 2019 to December 31, 2022 compared to the MSCI World Index.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Global Renewables and Sustainable Infrastructure ("GRSI") companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. While many of the risks below could be present with respect to other investments, these risks may be particularly important to investments in GRSI companies.

GRSI assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments, and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen. For example, new environmental regulations may create costly compliance procedures for GRSI assets.

Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lowerrated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in GRSI industries, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Investing in ETFs and ETNs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund's ability to sell its shares.

2022 Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2022 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Portfolio Characteristics (Unaudited)

December 31, 2022

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	43.0%
Spain	15.9%
United Kingdom	15.0%
France	7.6%
Denmark	5.4%
Canada	5.1%
New Zealand	2.3%
China	2.1%
Italy	1.4%
Brazil	1.2%
Chile	1.0%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Renewable Power & Infrastructure	74.4%
Water & Waste Infrastructure	17.3%
Clean Technology	8.3%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
NextEra Energy, Inc.	6.5%
Iberdrola SA	5.7%
SSE PLC	5.2%
Clearway Energy, Inc.	4.7%
Veolia Environnement SA	4.2%
Exelon Corp.	4.2%
National Grid PLC	4.0%
Atlantica Sustainable Infrastructure PLC	4.0%
Boralex, Inc. – Class A	3.8%
Drax Group PLC	3.7%

2022 Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS – 97.4%
BRAZIL – 1.2%
Renewable Power & Infrastructure – 1.2%
Omega Energia SA (a)	115,077	$208,988
Total BRAZIL		208,988
CANADA – 5.0%
Renewable Power & Infrastructure – 5.0%
Boralex, Inc. – Class A	21,700	641,384
Fortis, Inc.	5,600	224,083
Total Renewable Power & Infrastructure		865,467
Total CANADA		865,467
CHILE – 1.0%
Water & Waste Infrastructure – 1.0%
Aguas Andinas SA	775,798	178,691
Total CHILE		178,691
CHINA – 2.0%
Renewable Power & Infrastructure – 2.0%
China Longyuan Power Group Corporation Ltd.	292,407	355,447
Total CHINA		355,447
DENMARK – 5.3%
Renewable Power & Infrastructure – 5.3%
Orsted A/S (b)	6,810	615,662
Vestas Wind Systems A/S	10,600	309,209
Total Renewable Power & Infrastructure		924,871
Total DENMARK		924,871
FRANCE – 7.4%
Clean Technology – 3.3%
Nexans SA	6,300	570,206
Water & Waste Infrastructure – 4.1%
Veolia Environnement SA	28,180	724,067
Total FRANCE		1,294,273
ITALY – 1.4%
Renewable Power & Infrastructure – 1.4%
Hera SpA	91,168	245,899
Total ITALY		245,899
NEW ZEALAND – 2.2%
Renewable Power & Infrastructure – 2.2%
Mercury NZ Ltd.	109,600	387,189
Total NEW ZEALAND		387,189

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
SPAIN – 15.5%
Renewable Power & Infrastructure – 15.5%
Atlantica Sustainable Infrastructure PLC	26,033	$674,255
Corp ACCIONA Energias Renovables SA	8,447	326,396
EDP Renovaveis SA	15,603	343,819
Grenergy Renovables SA (a)	13,602	403,092
Iberdrola SA	83,098	970,041
Total Renewable Power & Infrastructure		2,717,603
Total SPAIN		2,717,603
UNITED KINGDOM – 14.6%
Renewable Power & Infrastructure – 12.7%
Drax Group PLC	75,300	638,731
National Grid PLC	56,879	681,377
SSE PLC	43,266	889,854
Total Renewable Power & Infrastructure		2,209,962
Water & Waste Infrastructure – 1.9%
Severn Trent PLC	10,600	338,652
Total UNITED KINGDOM		2,548,614
UNITED STATES – 41.8%
Clean Technology – 4.8%
Bloom Energy Corp. (a)	20,840	398,461
Itron, Inc. (a)	8,737	442,529
Total Clean Technology		840,990
Renewable Power & Infrastructure – 27.3%
Clearway Energy, Inc.	25,400	809,498
Enphase Energy, Inc. (a)	1,140	302,054
Exelon Corp.	16,700	721,941
NextEra Energy Partners LP	5,700	399,513
NextEra Energy, Inc.	13,250	1,107,700
Public Service Enterprise Group, Inc.	9,260	567,360
Sunrun, Inc. (a)	17,400	417,948
Xcel Energy, Inc.	6,467	453,401
Total Renewable Power & Infrastructure		4,779,415
Water & Waste Infrastructure – 9.7%
Essential Utilities, Inc.	9,458	451,430
Waste Connections, Inc.	3,150	417,550
Waste Management, Inc.	3,540	555,355
Xylem, Inc.	2,505	276,978
Total Water & Waste Infrastructure		1,701,313
Total UNITED STATES		7,321,718
Total COMMON STOCKS (Cost $17,596,986)		17,048,760

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2022

Value
Total Investments – 97.4% (Cost $17,596,986)	$17,048,760
Other Assets in Excess of Liabilities – 2.6%	453,941
TOTAL NET ASSETS – 100.0%	$17,502,701

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Non-income producing security.

(b)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2022, the total value of all such securities was $615,662 or 3.5% of net assets.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Statements of Assets and Liabilities

December 31, 2022

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund(1)
Assets:
Investments in securities, at value (Note 2)	$227,217,293	$436,796,972	$48,346,408	$17,048,760
Cash	4,389,173	18,939,693	1,176,973	531,217
Foreign currency, at value (Cost $299,765, $1,178,730, $2 and $0)	302,680	1,182,705	2	—
Dividends and interest receivable	683,519	1,585,117	263,814	29,626
Receivable for fund shares sold	927,468	967,815	5	—
Receivable for investments sold	130,999	565,043	708,437	24,981
Deferred offering costs (Note 2)	—	—	—	50,165
Net receivable from Adviser (Note 3)	—	—	—	53,245
Prepaid expenses	33,711	33,624	27,291	11,640
Total assets	233,684,843	460,070,969	50,522,930	17,749,634
Liabilities:
Payable for investments purchased	—	20,922,989	714,737	111,289
Payable for fund shares purchased	39,492	400,683	—	—
Accrued offering costs (Note 2)	—	—	—	71,221
Distribution fees payable	126,469	79,274	1,282	—
Investment advisory fees payable, net (Note 3)	154,959	268,821	13,859	—
Accrued expenses	175,768	269,861	109,210	64,423
Total liabilities	496,688	21,941,628	839,088	246,933
Commitments and contingencies (Note 9)
Net Assets	$233,188,155	$438,129,341	$49,683,842	$17,502,701
Composition of Net Assets:
Paid-in capital	$218,187,448	$556,193,763	$56,264,423	$18,403,550
Accumulated gains (losses)	15,000,707	(118,064,422)	(6,580,581)	(900,849)
Net assets applicable to capital shares outstanding	$233,188,155	$438,129,341	$49,683,842	$17,502,701
Total investments at cost	$208,671,004	$443,188,568	$51,086,649	$17,596,986
Net Assets
Class A Shares — Net Assets	$7,267,487	$7,214,625	$269,589	—
Shares outstanding	589,618	671,474	28,873	—
Net asset value and redemption price per share	$12.33	$10.74	$9.34	—
Offering price per share based on a maximum sales charge of 4.75%	$12.94	$11.28	$9.81	—
Class C Shares — Net Assets	$1,735,686	$2,181,874	$94,706	—
Shares outstanding	142,846	204,307	10,134	—
Net asset value and redemption price per share	$12.15	$10.68	$9.35	—
Class I Shares — Net Assets	$224,184,982	$428,732,842	$49,319,547	$17,502,701
Shares outstanding	18,152,973	39,811,332	5,346,163	1,842,054
Net asset value and redemption price per share	$12.35	$10.77	$9.23	$9.50

(1)  Currently, the Renewables Fund is only publicly offering Class I shares to investors.

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD INVESTMENT FUNDS

Statements of Operations

For the Year Ended December 31, 2022

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund(1)
Investment Income:
Dividends and distributions (net of foreign withholding tax of $567,833, $713,256, $63,425 and $31,191)	$9,207,095	$15,450,037	$1,325,781	$394,063
Interest	—	—	370,106	—
Less return of capital distributions	(1,144,808)	(58,064)	(194,503)	(23,059)
Total investment income	8,062,287	15,391,973	1,501,384	371,004
Expenses:
Investment advisory fees (Note 3)	2,978,622	4,055,778	391,902	128,181
Offering costs (Note 2)	—	—	—	459,002
Distribution fees — Class A	18,897	25,964	724	—
Distribution fees — Class C	25,053	34,865	1,005	—
Fund accounting and sub-administration fees	179,738	265,717	77,928	23,263
Transfer agent fees	137,134	294,617	46,109	22,529
Trustees' fees	69,672	93,486	25,822	19,038
Custodian fees	63,040	73,813	53,251	16,560
Registration fees	49,387	50,518	44,037	3,874
Legal fees	46,537	63,299	19,824	18,785
Audit and tax services	75,157	44,524	51,081	47,050
Insurance	39,111	63,332	4,879	1,170
Reports to shareholders	40,144	83,182	13,130	6,281
Miscellaneous	25,738	42,473	8,839	8,126
Interest expense	8,929	29,237	—	—
Total operating expenses	3,757,159	5,220,805	738,531	753,859
Less expenses waived by the investment adviser (Note 3)	(208,956)	(22,656)	(266,521)	(603,058)
Net expenses	3,548,203	5,198,149	472,010	150,801
Net investment income	4,514,084	10,193,824	1,029,374	220,203
Net realized gain (loss) on:
Investments	13,739,967	(46,025,788)	3,592,792	(350,750)
Foreign currency transactions	(88,354)	(240,650)	(12,537)	(13,054)
Swap contracts	—	—	354,337	—
Net realized gain (loss)	13,651,613	(46,266,438)	3,934,592	(363,804)
Net change in unrealized appreciation (depreciation) on:
Investments	(42,223,381)	(103,659,138)	(10,465,291)	(548,226)
Foreign currency translations	(4,468)	(19,561)	(564)	286
Swap contracts	—	—	(148,490)	—
Net change in unrealized depreciation	(42,227,849)	(103,678,699)	(10,614,345)	(547,940)
Net realized and unrealized loss	(28,576,236)	(149,945,137)	(6,679,753)	(911,744)
Net decrease in net assets resulting from operations	$(24,062,152)	$(139,751,313)	$(5,650,379)	$(691,541)

(1)  For the Period February 5, 2022 (Commencement of Operations) through December 31, 2022.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Statements of Changes in Net Assets

	Infrastructure Fund		Global Real Estate Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$4,514,084	$3,965,186	$10,193,824	$6,990,875
Net realized gain (loss)	13,651,613	20,847,514	(46,266,438)	107,547,380
Net change in unrealized appreciation (depreciation)	(42,227,849)	32,681,018	(103,678,699)	24,428,128
Net increase (decrease) in net assets resulting from operations	(24,062,152)	57,493,718	(139,751,313)	138,966,383
Distributions to Shareholders:
From distributable earnings:
Class A shares	(489,620)	(288,658)	(151,480)	(343,785)
Class C shares	(106,080)	(120,941)	(29,039)	(70,958)
Class I shares	(16,979,452)	(14,981,476)	(9,097,972)	(11,848,179)
Legacy Class I shares (Note 1)	—	(2,490,155)	—	(3,039,494)
From return of capital:
Class A shares	—	—	(9,772)	—
Class C shares	—	—	(1,874)	—
Class I shares	—	—	(586,931)	—
Legacy Class I shares (Note 1)	—	—	—	—
Total distributions paid	(17,575,152)	(17,881,230)	(9,877,068)	(15,302,416)
Capital Share Transactions (Note 6):
Subscriptions	38,962,020	443,170,897	77,591,263	361,879,444
Reinvestment of distributions	16,032,739	16,739,792	8,077,329	12,759,305
Redemptions	(242,443,220)	(286,284,609)	(177,669,347)	(495,177,938)
Net increase (decrease) in net assets from capital share transactions	(187,448,461)	173,626,080	(92,000,755)	(120,539,189)
Total increase (decrease) in net assets	(229,085,765)	213,238,568	(241,629,136)	3,124,778
Net Assets:
Beginning of year	$462,273,920	$249,035,352	$679,758,477	$676,633,699
End of year	$233,188,155	$462,273,920	$438,129,341	$679,758,477

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD INVESTMENT FUNDS

Statements of Changes in Net Assets (continued)

	Real Assets Securities Fund		Renewables Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period February 5, 2022[1] through December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,029,374	$617,035	$220,203
Net realized gain (loss)	3,934,592	5,687,132	(363,804)
Net change in unrealized appreciation (depreciation)	(10,614,345)	2,204,059	(547,940)
Net increase (decrease) in net assets resulting from operations	(5,650,379)	8,508,226	(691,541)
Distributions to Shareholders:
From distributable earnings:
Class A shares	(4,127)	(4,811)	—
Class C shares	(676)	(1,153)	—
Class I shares	(889,476)	(506,794)	(209,308)
Legacy Class I shares (Note 1)	—	(445,868)	—
Total distributions paid	(894,279)	(958,626)	(209,308)
Capital Share Transactions (Note 6):
Subscriptions	759,919	46,149,733	18,538,887
Reinvestment of distributions	832,074	891,408	155,691
Redemptions	(316,529)	(47,254,262)	(291,028)
Net increase (decrease) in net assets from capital share transactions	1,275,464	(213,121)	18,403,550
Total increase (decrease) in net assets	(5,269,194)	7,336,479	17,502,701
Net Assets:
Beginning of period	$54,953,036	$47,616,557	$—
End of period	$49,683,842	$54,953,036	$17,502,701

1  Commencement of operations.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Financial Highlights

	Per Share Operating Performance:										Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of year	Total Investment Return†	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement	Net investment income	Net investment income (loss) excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2022	$13.97	0.15	(0.92)	(0.77)	(0.14)	(0.73)	—	(0.87)	$12.33	-5.61%	$7,267	1.41%	1.25%	1.13%	0.97%	74%
December 31, 2021	$12.60	0.11	1.86	1.97	(0.35)	(0.25)	—	(0.60)	$13.97	15.90%	$7,698	1.37%	1.28%	0.85%	0.76%	62%
December 31, 2020	$13.55	0.11	(0.62)	(0.51)	—	—	(0.44)	(0.44)	$12.60	-3.42%	$5,807	1.44%	1.35%	0.93%	0.84%	138%
December 31, 2019	$11.25	0.14	2.66	2.80	(0.29)	—	(0.21)	(0.50)	$13.55	25.06%	$7,313	1.43%	1.35%	1.09%	1.01%	82%
December 31, 2018	$12.73	0.17	(1.20)	(1.03)	(0.06)	—	(0.39)	(0.45)	$11.25	-8.23%	$6,273	1.44%	1.35%	1.35%	1.26%	75%
Class C:
December 31, 2022	$13.78	0.04	(0.90)	(0.86)	(0.04)	(0.73)	—	(0.77)	$12.15	-6.35%	$1,736	2.20%	2.00%	0.29%	0.09%	74%
December 31, 2021	$12.43	0.01	1.84	1.85	(0.25)	(0.25)	—	(0.50)	$13.78	15.06%	$3,462	2.11%	2.03%	0.07%	(0.01)%	62%
December 31, 2020	$13.37	0.02	(0.62)	(0.60)	—	—	(0.34)	(0.34)	$12.43	-4.19%	$4,180	2.19%	2.10%	0.18%	0.09%	138%
December 31, 2019	$11.11	0.05	2.62	2.67	(0.24)	—	(0.17)	(0.41)	$13.37	24.13%	$7,780	2.18%	2.10%	0.37%	0.29%	82%
December 31, 2018	$12.58	0.08	(1.19)	(1.11)	(0.05)	—	(0.31)	(0.36)	$11.11	-8.92%	$8,576	2.19%	2.10%	0.66%	0.57%	75%
Class I (Note 1):
December 31, 2022	$13.99	0.18	(0.91)	(0.73)	(0.18)	(0.73)	—	(0.91)	$12.35	-5.36%	$224,185	1.06%	1.00%	1.30%	1.24%	74%
December 31, 2021	$12.62	0.18	1.83	2.01	(0.39)	(0.25)	—	(0.64)	$13.99	16.14%	$451,114	1.05%	1.01%	1.37%	1.33%	62%
December 31, 2020	$13.58	0.14	(0.63)	(0.49)	—	—	(0.47)	(0.47)	$12.62	-3.23%	$75,004	1.19%	1.10%	1.18%	1.09%	138%
December 31, 2019	$11.27	0.17	2.68	2.85	(0.32)	—	(0.22)	(0.54)	$13.58	25.42%	$75,197	1.18%	1.10%	1.31%	1.23%	82%
December 31, 2018	$12.76	0.21	(1.21)	(1.00)	(0.07)	—	(0.42)	(0.49)	$11.27	-8.03%	$61,974	1.19%	1.10%	1.73%	1.64%	75%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the year indicated.

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Financial Highlights

	Per Share Operating Performance:										Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of year	Total Investment Return†	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement/ recoupment	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement/ recoupment	Portfolio turnover rate
Class A:
December 31, 2022	$14.05	0.20	(3.31)	(3.11)	(0.19)	—	(0.01)	(0.20)	$10.74	-22.21%	$7,215	1.32%	1.20%	1.60%	1.48%	99%
December 31, 2021	$11.63	0.11	2.59	2.70	(0.28)	—	—	(0.28)	$14.05	23.42%	$14,140	1.27%	1.20%	0.84%	0.77%	65%
December 31, 2020	$13.51	0.18	(1.67)	(1.49)	(0.35)	(0.03)	(0.01)	(0.39)	$11.63	-10.60%	$13,944	1.27%	1.20%	1.64%	1.57%	114%
December 31, 2019	$11.79	0.29	2.06	2.35	(0.60)	(0.03)	—	(0.63)	$13.51	20.09%	$11,332	1.23%	1.20%	2.15%	2.12%	83%
December 31, 2018	$13.34	0.24	(1.31)	(1.07)	(0.25)	—	(0.23)	(0.48)	$11.79	-8.23%	$5,556	1.22%	1.20%	1.90%	1.88%	82%
Class C:
December 31, 2022	$13.98	0.10	(3.28)	(3.18)	(0.11)	—	(0.01)	(0.12)	$10.68	-22.78%	$2,182	2.05%	1.95%	0.81%	0.71%	99%
December 31, 2021	$11.57	0.01	2.58	2.59	(0.18)	—	—	(0.18)	$13.98	22.53%	$5,024	2.01%	1.95%	0.09%	0.03%	65%
December 31, 2020	$13.42	0.10	(1.65)	(1.55)	(0.26)	(0.03)	(0.01)	(0.30)	$11.57	-11.25%	$5,229	2.02%	1.95%	0.89%	0.83%	114%
December 31, 2019	$11.72	0.18	2.06	2.24	(0.51)	(0.03)	—	(0.54)	$13.42	19.19%	$11,160	1.98%	1.95%	1.36%	1.33%	83%
December 31, 2018	$13.28	0.16	(1.33)	(1.17)	(0.20)	—	(0.19)	(0.39)	$11.72	-8.98%	$7,949	1.97%	1.95%	1.27%	1.25%	82%
Class I (Note 1):
December 31, 2022	$14.08	0.23	(3.32)	(3.09)	(0.21)	—	(0.01)	(0.22)	$10.77	-22.00%	$428,733	0.95%	0.95%	1.90%	1.90%	99%
December 31, 2021	$11.65	0.15	2.60	2.75	(0.32)	—	—	(0.32)	$14.08	23.76%	$660,595	0.94%	0.95%	1.09%	1.10%	65%
December 31, 2020	$13.53	0.21	(1.67)	(1.46)	(0.38)	(0.03)	(0.01)	(0.42)	$11.65	-10.35%	$352,509	1.02%	0.95%	1.89%	1.82%	114%
December 31, 2019	$11.80	0.30	2.09	2.39	(0.63)	(0.03)	—	(0.66)	$13.53	20.42%	$715,495	0.98%	0.95%	2.27%	2.24%	83%
December 31, 2018	$13.37	0.28	(1.34)	(1.06)	(0.27)	—	(0.24)	(0.51)	$11.80	-8.12%	$1,211,816	0.97%	0.95%	2.16%	2.14%	82%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the year indicated.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Financial Highlights

	Per Share Operating Performance:										Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of year	Total Investment Return†	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement	Net investment income	Net investment income (loss), excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2022	$10.58	0.17	(1.27)	(1.10)	(0.14)	—	—	(0.14)	$9.34	-10.42%	$270	1.70%	1.15%	1.72%	1.17%	92%
December 31, 2021	$9.12	0.10	1.53	1.63	(0.17)	—	—	(0.17)	$10.58	17.99%	$303	1.81%	1.21%	0.98%	0.38%	79%
December 31, 2020	$9.77	0.12	(0.46)	(0.34)	(0.30)	—	(0.01)	(0.31)	$9.12	-3.10%	$184	1.85%	1.35%	1.42%	0.92%	154%
December 31, 2019	$8.30	0.17	1.66	1.83	(0.28)	—	(0.08)	(0.36)	$9.77	22.23%	$187	1.72%	1.35%	1.81%	1.44%	99%
December 31, 2018	$9.39	0.19	(0.97)	(0.78)	(0.16)	—	(0.15)	(0.31)	$8.30	-8.50%	$3	1.68%	1.35%	2.11%	1.78%	83%
Class C:
December 31, 2022	$10.59	0.10	(1.27)	(1.17)	(0.07)	—	—	(0.07)	$9.35	-11.10%	$95	2.50%	1.90%	0.97%	0.37%	92%
December 31, 2021	$9.15	0.02	1.53	1.55	(0.11)	—	—	(0.11)	$10.59	17.08%	$107	2.59%	1.96%	0.18%	(0.45)%	79%
December 31, 2020	$9.78	0.06	(0.45)	(0.39)	(0.23)	—	(0.01)	(0.24)	$9.15	-3.76%	$126	2.60%	2.10%	0.67%	0.17%	154%
December 31, 2019	$8.32	0.09	1.67	1.76	(0.23)	—	(0.07)	(0.30)	$9.78	21.29%	$183	2.47%	2.10%	0.99%	0.62%	99%
December 31, 2018	$9.41	0.18	(1.00)	(0.82)	(0.14)	—	(0.13)	(0.27)	$8.32	-8.90%	$29	2.43%	2.10%	2.11%	1.78%	83%
Class I (Note 1):
December 31, 2022	$10.45	0.19	(1.24)	(1.05)	(0.17)	—	—	(0.17)	$9.23	-10.14%	$49,320	1.41%	0.90%	1.97%	1.46%	92%
December 31, 2021	$9.01	0.14	1.48	1.62	(0.18)	—	—	(0.18)	$10.45	18.19%	$54,543	1.47%	0.92%	1.38%	0.83%	79%
December 31, 2020	$9.65	0.14	(0.45)	(0.31)	(0.32)	—	(0.01)	(0.33)	$9.01	-2.80%	$5,380	1.60%	1.10%	1.67%	1.17%	154%
December 31, 2019	$8.19	0.19	1.65	1.84	(0.29)	—	(0.09)	(0.38)	$9.65	22.63%	$5,553	1.47%	1.10%	2.09%	1.72%	99%
December 31, 2018	$9.30	0.19	(0.95)	(0.76)	(0.18)	—	(0.17)	(0.35)	$8.19	-8.31%	$7,409	1.43%	1.10%	2.12%	1.79%	83%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the year indicated.

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of period	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net decrease in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of period	Total Investment Return†		Net assets, end of period (000s)	Gross operating expenses		Net expenses, including fee waivers and reimbursement		Net investment income		Net investment loss, excluding the effect of fee waivers and reimbursement		Portfolio turnover rate
Class I:
December 31, 2022(2)	$10.00	0.13	(0.51)	(0.38)	(0.12)	—	—	(0.12)	$9.50	-3.79	%(3)	$17,503	5.00	%(4)	1.00	%(4)	1.46	%(4)	(2.54	)%(4)	62	%(3)

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the period indicated.

(2)  For the Period February 5, 2022 (Commencement of Operations) through December 31, 2022.

(3)  Not annualized.

(4)  Annualized.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements

December 31, 2022

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of six separate investment series referred to as Brookfield Global Listed Infrastructure Fund (the "Infrastructure Fund"), Brookfield Global Listed Real Estate Fund (the "Global Real Estate Fund"), Brookfield Real Assets Securities Fund (the "Real Assets Securities Fund"), Center Coast Brookfield Midstream Focus Fund (the "Focus Fund"), Oaktree Emerging Markets Equity Fund (the "Emerging Markets Fund") and Brookfield Global Renewables & Sustainable Infrastructure Fund (the "Renewables Fund") (each, a "Fund," and collectively, the "Funds"), four of which are included in this report. The Infrastructure Fund, Global Real Estate Fund, Real Assets Securities Fund and Renewables Fund are each a diversified open-end management investment company.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

On February 4, 2022, the Renewables Fund acquired all of the assets, subject to liabilities, of Brookfield Global Renewables & Sustainable Infrastructure LP (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Renewables Fund. The net assets value of the Fund's shares on the close of business February 4, 2022, after the Reorganization, was $10.00 for Class I shares and received in-kind capital contributions of securities and cash valued at $16,341,690 in exchange for 1,634,169 Class I shares. As a result of the Reorganization, the Renewables Fund's Class I Shares adopted the Predecessor Fund's performance and accounting history. The Predecessor Fund's past performance (before and after taxes) is not an indication of how the Renewables Fund will perform in the future.

Each Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The assets belonging to a particular Fund belong to that Fund for all purposes, and to no other Fund, subject only to the rights of creditors of that Fund. Currently, the Renewables Fund is only publicly offering Class I shares to investors.

Brookfield Public Securities Group LLC (the "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.

The investment objective of each Fund is to seek total return through growth of capital and current income. Each Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval, upon not less than 60 days prior written notice to shareholders. There can be no assurance that each Fund will achieve its investment objective.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting

2022 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

period. Actual results could differ from those estimates. Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Board has adopted procedures for the valuation of each Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of assets or liabilities)

Infrastructure Fund

The following table summarizes the Infrastructure Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$13,562,261	$—	$13,562,261
Brazil	—	5,104,385	—	5,104,385
Canada	17,883,267	—	—	17,883,267
Chile	—	1,660,564	—	1,660,564
China	—	12,692,860	—	12,692,860
France	—	4,728,691	—	4,728,691
Germany	—	3,490,187	—	3,490,187
Italy	—	1,289,565	—	1,289,565
Japan	—	7,504,754	—	7,504,754
New Zealand	—	4,946,700	—	4,946,700
Spain	—	16,360,495	—	16,360,495
United Kingdom	—	12,858,879	—	12,858,879
United States	125,134,685	—	—	125,134,685
Total Common Stocks	143,017,952	84,199,341	—	227,217,293
Total	$143,017,952	$84,199,341	$—	$227,217,293

2022 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

Global Real Estate Fund

The following table summarizes the Global Real Estate Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$9,630,314	$—	$9,630,314
Canada	10,983,469	—	—	10,983,469
France	—	8,708,367	—	8,708,367
Germany	—	8,701,833	—	8,701,833
Hong Kong	—	24,408,197	—	24,408,197
Japan	—	34,026,937	—	34,026,937
Singapore	—	20,439,047	—	20,439,047
Spain	—	8,429,568	—	8,429,568
United Kingdom	—	25,428,741	—	25,428,741
United States	286,040,499	—	—	286,040,499
Total Common Stocks	297,023,968	139,773,004	—	436,796,972
Total	$297,023,968	$139,773,004	$—	$436,796,972

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

Real Assets Securities Fund

The following table summarizes the Real Assets Securities Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$1,364,251	$—	$1,364,251
Brazil	—	425,965	—	425,965
Canada	2,345,240	—	—	2,345,240
Chile	—	161,039	—	161,039
China	—	990,840	—	990,840
Denmark	—	139,791	—	139,791
France	—	903,091	—	903,091
Germany	—	557,902	—	557,902
Hong Kong	—	913,228	—	913,228
Italy	—	140,284	—	140,284
Japan	—	1,780,803	—	1,780,803
New Zealand	—	419,220	—	419,220
Singapore	—	720,801	—	720,801
Spain	95,830	1,852,843	—	1,948,673
United Kingdom	—	2,364,959	—	2,364,959
United States	22,648,433	—	—	22,648,433
Total Common Stocks	25,089,503	12,735,017	—	37,824,520
Convertible Preferred Stocks:
United States	343,459	—	—	343,459
Preferred Stocks:
United States	1,326,701	—	—	1,326,701
Real Asset Debt:
Brazil	—	94,520	—	94,520
Canada	—	544,487	—	544,487
France	—	43,855	—	43,855
Netherlands	—	101,617	—	101,617
Spain	—	91,262	—	91,262
United Kingdom	—	89,390	—	89,390
United States	—	7,886,597	—	7,886,597
Total Real Asset Debt	—	8,851,728	—	8,851,728
Total	$26,759,663	$21,586,745	$—	$48,346,408

2022 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

Renewables Fund

The following table summarizes the Renewables Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Brazil	$—	$208,988	$—	$208,988
Canada	865,467	—	—	865,467
Chile	—	178,691	—	178,691
China	—	355,447	—	355,447
Denmark	—	924,871	—	924,871
France	—	1,294,273	—	1,294,273
Italy	—	245,899	—	245,899
New Zealand	—	387,189	—	387,189
Spain	674,255	2,043,348	—	2,717,603
United Kingdom	—	2,548,614	—	2,548,614
United States	7,321,718	—	—	7,321,718
Total Common Stocks	8,861,440	8,187,320	—	17,048,760
Total	$8,861,440	$8,187,320	$—	$17,048,760

For further information regarding security characteristics, see the Schedules of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statements of Operations may also include realized gain distributions received from real estate investment trusts ("REITs"). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. A distribution received from investments in master limited partnerships ("MLP") generally are comprised of return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Infrastructure Fund and Real Assets Securities Fund invest in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

MLPs held by the Funds and could cause a greater portion of the income and gain allocated to the Funds to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amounts the Funds' can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Funds from investments in MLPs in a given year will generally reduce the Funds' taxable income (and earnings and profits), but those deductions may be recaptured in the Funds' taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when a Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Funds' shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses that are attributable to more than one Fund in the Trust and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Funds, based upon relative average net assets, evenly or a combination of average net assets and evenly. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for class-specific expenses.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Funds is included within "Transfer agent fees" in the Statements of Operations.

Offering Costs: Costs from the initial launch of the Renewables Fund were deferred and will be amortized over the first twelve months after the commencement of operations. These costs consist primarily of legal fees related to the Reorganization and other costs incurred in connection with offering the Renewables Fund's shares.

Distributions to Shareholders: Each Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from their realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds' distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

2022 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

New Accounting Pronouncements: In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. The Fund has evaluated this guidance and determined that it does not have a material impact on the accompanying financial statements; however, the Fund is still evaluating the potential impact to future financial statements.

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Funds' financial statements.

3.  Investment Advisory Agreements and Related Party Transactions

The Adviser currently serves as the investment adviser to each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements") under which the Adviser is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee at the annual rates stated below of each Fund's average daily net assets:

	Annual Advisory Fee Rate	Annual Expense Cap
Infrastructure Fund
Class A	0.85%	1.25%
Class C	0.85%	2.00%
Class I	0.85%	1.00%
Global Real Estate Fund
Class A	0.75%	1.20%
Class C	0.75%	1.95%
Class I	0.75%	0.95%
Real Assets Securities Fund
Class A	0.75%	1.15%
Class C	0.75%	1.90%
Class I	0.75%	0.90%
Renewables Fund
Class A	0.85%	1.25%
Class C	0.85%	2.00%
Class I	0.85%	1.00%

Pursuant to operating expense limitation agreements (the "Expense Limitation Agreements"), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees, as presented above, and/or to reimburse certain expenses of each Fund to the extent necessary to maintain each Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of a Fund's business) at certain levels. The Expense Limitation Agreements will continue until at least April 30, 2023 for the Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund and February 6, 2023 for the Renewables Fund and may not be

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

terminated by the Funds or the Adviser before such time. Thereafter, the Expense Limitation Agreements may only be terminated or amended to increase the expense cap as of May 1st of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreements, any waivers and/or reimbursements made by the Adviser are subject to recoupment from a Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that a Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration are listed in the table below:

Expiration Period	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund
December 31, 2023	$197,712	$518,898	$297,711	$—
December 31, 2024	146,970	52,556	295,222	—
December 31, 2025	208,956	22,656	266,521	603,058
Total amount subject to recoupment	$553,638	$594,110	$859,454	$603,058

For the year ended December 31, 2022, the Adviser did not recoup any expenses.

Each Fund has entered into separate Administration Agreements with the Adviser and the Adviser and the Funds have entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. The Adviser does not receive any compensation for its administration services pursuant to the Administration Agreements and the Funds are responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the year ended December 31, 2022 were as follows:

Fund	Purchases	Sales
Infrastructure Fund	$253,028,283	$448,234,315
Global Real Estate Fund	533,269,577	606,918,202
Real Assets Securities Fund	50,427,705	45,036,660
Renewables Fund	12,858,563	10,097,110

During the year ended December 31, 2022, there were no transactions in U.S. Government securities.

5.  Derivative Instruments

Total Return Swap Agreements

The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the

2022 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swap contracts on the Schedule of Investments. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swap contracts on the Statements of Operations. To the extent the marked-to-market value of a total return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund's counterparty may be contractually required to provide collateral. If the marked-to-market value of a total return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty.

For the Real Assets Securities Fund, the average quarterly notional value of swap contracts outstanding during the year ended December 31, 2022 was $1,651,595, which represents the volume of activity during the period. There were no swap contracts outstanding as of December 31, 2022 for the Real Assets Securities Fund.

The following table sets forth the effect of derivative instruments on the Statements of Operations for the Real Assets Securities Fund for the year ended December 31, 2022:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain	Net Change in Unrealized Depreciation
Swap contracts (commodity related)	Swap contracts	$354,337	$(148,490)

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

6.  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund offer three classes of shares of beneficial interest — "Class A" Shares, "Class C" Shares and "Class I" Shares and the Renewables Fund offers Class I Shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.

	Infrastructure Fund
	2022(1)		2021(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	121,998	$1,655,253	215,877	$2,898,488
Reinvestment of distributions	33,955	430,103	18,099	243,622
Redemptions	(117,461)	(1,617,092)	(143,867)	(1,890,323)
Net Increase	38,492	$468,264	90,109	$1,251,787
Class C	Shares	Amount	Shares	Amount
Subscriptions	11,012	$146,638	70,468	$927,482
Reinvestment of distributions	7,971	99,245	8,825	117,054
Redemptions	(127,365)	(1,694,278)	(164,294)	(2,096,928)
Net Decrease	(108,382)	$(1,448,395)	(85,001)	$(1,052,392)

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

Class I(3)	Shares	Amount	Shares	Amount
Subscriptions	2,748,349	$37,160,129	26,797,002	$354,326,543
Reinvestment of distributions	1,216,319	15,503,391	1,030,203	14,045,310
Redemptions	(18,047,603)	(239,131,850)	(1,536,036)	(20,651,979)
Net Increase (Decrease)	(14,082,935)	$(186,468,330)	26,291,169	$347,719,874
	Infrastructure Fund
	2022(1)		2021(2)
Legacy Class I(3)	Shares	Amount	Shares	Amount
Subscriptions	—	$—	6,733,312	$85,018,384
Reinvestment of distributions	—	—	184,929	2,333,806
Redemptions	—	—	(19,910,230)	(261,645,379)
Net Decrease	—	$—	(12,991,989)	$(174,293,189)
	Global Real Estate Fund
	2022(1)		2021(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	53,325	$626,981	192,709	$2,491,848
Reinvestment of distributions	13,081	150,238	23,822	315,502
Redemptions	(401,029)	(4,731,887)	(409,576)	(5,544,022)
Net Decrease	(334,623)	$(3,954,668)	(193,045)	$(2,736,672)
Class C	Shares	Amount	Shares	Amount
Subscriptions	3,932	$53,119	35,870	$439,319
Reinvestment of distributions	2,406	27,093	3,925	51,143
Redemptions	(161,307)	(1,931,890)	(132,501)	(1,657,694)
Net Decrease	(154,969)	$(1,851,678)	(92,706)	$(1,167,232)
Class I(4)	Shares	Amount	Shares	Amount
Subscriptions	6,534,615	$76,911,163	26,567,943	$355,454,879
Reinvestment of distributions	688,302	7,899,998	728,743	9,779,408
Redemptions	(14,329,708)	(171,005,570)	(10,635,274)	(135,522,423)
Net Increase (Decrease)	(7,106,791)	$(86,194,409)	16,661,412	$229,711,864
Legacy Class I(4)	Shares	Amount	Shares	Amount
Subscriptions	—	$—	276,623	$3,493,398
Reinvestment of distributions	—	—	205,768	2,613,252
Redemptions	—	—	(26,689,494)	(352,453,799)
Net Decrease	—	$—	(26,207,103)	$(346,347,149)
	Real Assets Securities Fund
	2022(1)		2021(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	3,172	$34,300	10,528	$98,400
Reinvestment of distributions	422	4,127	491	4,811
Redemptions	(3,319)	(32,980)	(2,626)	(25,389)
Net Increase	275	$5,447	8,393	$77,822

2022 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

Class C	Shares	Amount	Shares	Amount
Subscriptions	—	$—	—	$—
Reinvestment of distributions	70	676	118	1,153
Redemptions	(70)	(676)	(3,786)	(34,459)
Net Decrease	—	$—	(3,668)	$(33,306)
	Real Assets Securities Fund
	2022(1)		2021(2)
Class I(5)	Shares	Amount	Shares	Amount
Subscriptions	71,901	$725,619	4,759,107	$46,048,761
Reinvestment of distributions	85,374	827,271	47,260	474,386
Redemptions	(28,727)	(282,873)	(185,995)	(1,749,429)
Net Increase	128,548	$1,270,017	4,620,372	$44,773,718
Legacy Class I(5)	Shares	Amount	Shares	Amount
Subscriptions	—	$—	—	$2,572
Reinvestment of distributions	—	—	44,105	411,058
Redemptions	—	—	(4,707,993)	(45,444,985)
Net Decrease	—	$—	(4,663,888)	$(45,031,355)
	Renewables Fund
	2022(6)
Class I	Shares	Amount
Subscriptions	1,856,282	$18,538,887
Reinvestment of distributions	16,151	155,691
Redemptions	(30,379)	(291,028)
Net Increase	1,842,054	$18,403,550

(1) For the Year Ended December 31, 2022.

(2) For the Year Ended December 31, 2021.

(3) See Note 1 regarding the Conversion of the Legacy Class I Shares into Class I Shares. The Conversion was accomplished by a tax-free exchange of Legacy Class I Shares for Class I Shares. Prior to the Conversion, the Legacy Class I Shares had 10,066,785 shares at a value of $134,089,572 which were converted at Conversion ratio of 1.000751 resulting in an increase of 10,074,348 shares to Class I.

(4) See Note 1 regarding the Conversion of the Legacy Class I Shares into Class I Shares. The Conversion was accomplished by a tax-free exchange of Legacy Class I Shares for Class I Shares. Prior to the Conversion, the Legacy Class I Shares had 17,928,149 shares at a value of $239,878,638 which were converted at Conversion ratio of 0.999253 resulting in an increase of 17,914,760 shares to Class I.

(5) See Note 1 regarding the Conversion of the Legacy Class I Shares into Class I Shares. The Conversion was accomplished by a tax-free exchange of Legacy Class I Shares for Class I Shares. Prior to the Conversion, the Legacy Class I Shares had 1,442,292 shares at a value of $14,192,152 which were converted at Conversion ratio of 0.997972 resulting in an increase of 1,439,366 shares to Class I.

(6) For the Period February 5, 2022 (Commencement of Operations) through December 31, 2022.

7.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of December 31, 2022 for the Trust is $100,000,000. The Trust pays interest in the amount of the U.S Prime Rate less 0.25% on the amount outstanding. Advances under the credit facility are collateralized by a first-priority lien against a Fund's assets, will be made at the sole discretion of the Bank and would be for a maximum of forty-five days.

During the year ended December 31, 2022, the Infrastructure Fund and Global Real Estate Fund utilized the credit facility for 4 and 78 days, respectively, and had an outstanding average daily loan balance of $11,889,250 and

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

$3,435,115, respectively. The maximum amount outstanding for the Infrastructure Fund and Global Real Estate Fund during the year was $15,569,000 and $20,809,000, respectively, and the interest expense amounted to $8,929 and $29,237, respectively. For the year ended December 31, 2022, the average interest rate on the outstanding principal amount for the Infrastructure Fund was 6.76% and for the Global Real Estate Fund was 4.13%. The Real Assets Securities Fund and Renewables Fund did not utilize the credit facility during the year ended December 31, 2022. At December 31, 2022, the Funds did not have an amount outstanding on the credit facility.

8.  Federal Income Tax Information

Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2022, each Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2022, open taxable periods consisted of the taxable years ended December 31, 2019 through December 31, 2022, for the Infrastructure Fund, Global Real Estate Fund and the Real Assets Securities Fund. As of December 31, 2022, open taxable period consisited of February 5, 2022 (commencement of operations) to December 31, 2022 for the Renewables Fund. No examination of the Funds' tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund's most recently completed tax year-end of December 31, 2022.

The tax character of distributions paid for the year ended December 31, 2022 were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund
Ordinary income (including short-term capital gains)	$4,804,047	$9,278,491	$894,279	$209,308
Long-term capital gains	12,771,105	—	—	—
Return of capital	—	598,577	—	—
Total distributions	$17,575,152	$9,877,068	$894,279	$209,308

The tax character of distributions paid for the year ended December 31, 2021 were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Ordinary income (including short-term capital gains)	$12,610,212	$15,302,416	$958,626
Long-term capital gains	5,271,018	—	—
Return of capital	—	—	—
Total distributions	$17,881,230	$15,302,416	$958,626

2022 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

At December 31, 2022, the Funds' most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund
Capital loss carryforward(1)	$—	$(100,085,466)	$(3,778,451)	$(267,757)
Distributable earnings	440,926	—	572,964	—
Post-October loss	(944,092)	—	—	—
Late year ordinary losses	—	—	—	(2,159)
Other accumulated gains (losses)	(1,055)	(104,245)	(129,295)	286
Tax basis unrealized appreciation (depreciation) on investments and foreign currency	15,504,928	(17,874,711)	(3,245,799)	(631,219)
Total tax basis net accumulated gains (losses)	$15,000,707	$(118,064,422)	$(6,580,581)	$(900,849)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of December 31, 2022, the Infrastructure Fund did not have any capital loss carryforwards, the Global Real Estate Fund's capital loss carryforwards were $91,444,748, which can be used to offset future realized short-term capital gains and $8,640,718, which can be used to offset future realized long-term capital gains. The Real Assets Securities Fund's capital loss carryforwards were $3,778,451, which can be used to offset future realized short-term capital gains and the Renewables Fund's capital loss carryforwards were $325,223, which can be used to offset future realized short-term capital gains. The capital loss carryforwards will not expire. The Infrastructure Fund deferred, on a tax basis, post-October losses of $944,092, the Renewables Fund deferred, on a tax basis, late year ordinary losses of $2,160.

Federal Income Tax Basis: The federal income tax basis of each Fund's investments, not including foreign currency translation, at December 31, 2022 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Infrastructure Fund	$211,712,365	$31,784,910	$(16,279,982)	$15,504,928
Global Real Estate Fund	454,671,683	33,246,281	(51,120,992)	(17,874,711)
Real Assets Securities Fund	51,592,207	1,535,562	(4,781,361)	(3,245,799)
Renewables Fund	17,679,979	752,309	(1,383,528)	(631,219)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency, sales of PFICs, partnership income/expense and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.

At December 31, 2022, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:

	Paid-in Capital	Undistributed Net Investment Income/ Distributions in Excess of Net Investment Income and Accumulated Realized Loss
Infrastructure Fund	$—	$—
Global Real Estate Fund	(598,577)	598,577
Real Assets Securities Fund	(33)	33
Renewables Fund	—	—

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2022

9.  Commitments and Contingencies

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide for indemnification. The Funds' maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

10.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that herein, there are no events that require recognition or disclosure in the financial statements.

2022 Annual Report

BROOKFIELD INVESTMENT FUNDS

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Trustees of Brookfield Investment Funds:

Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield Real Assets Securities Fund
Brookfield Global Renewables & Sustainable Infrastructure Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brookfield Investment Funds, comprising the funds listed in the table below (collectively, the "Funds"), including the schedules of investments as of December 31, 2022, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Brookfield Investment Funds as of December 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Brookfield Global Listed Infrastructure Fund Brookfield Global Listed Real Estate Fund Brookfield Real Assets Securities Fund	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, 2020, 2019, and 2018
Brookfield Global Renewables & Sustainable Infrastructure Fund	For the period from February 5, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois
February 28, 2023

We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Tax Information (Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended December 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Infrastructure Fund	92.18%
Global Real Estate Fund	61.33%
Real Assets Securities Fund	58.14%
Renewables Fund	100.00%

For corporate shareholders, the percentage of ordinary distributions qualifying for the corporate dividends received deductions for the year ended December 31, 2022, was as follows:

Infrastructure Fund	79.56%
Global Real Estate Fund	5.42%
Real Assets Securities Fund	24.57%
Renewables Fund	51.58%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Infrastructure Fund	10.34%
Global Real Estate Fund	0.00%
Real Assets Securities Fund	0.00%
Renewables Fund	0.00%

For the period ended December 31, 2022, the Renewables Fund earned foreign source income of $287,462 and paid foreign taxes of $29,266, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

2022 Annual Report

BROOKFIELD INVESTMENT FUNDS

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a written Liquidity Risk Management Program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Funds' liquidity risk, taking into consideration the Funds' investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Funds' Line of Credit (discussed in Note 7—Credit Facility). The Board approved the appointment of the Adviser's Trade Management Oversight Working Group as the LRMP administrator (the "Program Administrator").

The Program Administrator is responsible for the general oversight of the LRMP, including, but not limited to, the following: (i) assessing, managing and periodically reviewing (but no less frequently than annually) the Funds' liquidity risk; (ii) overseeing the classification of the liquidity of the Funds' portfolio investments; (iii) reporting to the Board with respect to any highly liquid investment minimum shortfall; (iv) reporting to the Board with respect to illiquid investments in excess of the 15% limitation; and (v) providing an annual report to the Board on the adequacy of the LRMP and the effectiveness of its implementation, including the operation of the highly liquid investment minimum ("HLIM") for the Funds (if applicable), and any material changes to the LRMP.

To comply with Rule 22e-4 and its related liquidity data reporting requirements, the Adviser and the Funds have contracted with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"), to obtain, on a daily basis, access to underlying liquidity data for the Funds in an effort to oversee the daily liquidity and liquidity risk of the Funds, and facilitate Fund reporting on Forms N-PORT, N-CEN and N-LIQUID, as appropriate. The liquidity data received and used by the Program Administrator is produced by a third party vendor which is a leading provider of liquidity and pricing data and related services to the fund industry, including other clients for which the Sub-Administrator provides administrative services. Since the establishment of the LRMP, the Funds have consistently maintained a percentage of highly liquid assets that were significantly above 50%, based on the liquidity classification testing results obtained by the Program Administrator via the third party vendor. Therefore, each Fund is currently exempt from the HLIM requirement and considered to be a "primarily highly liquid fund," as defined in Rule 22e-4. An assessment will be conducted by the Adviser at each regular and off cycle review of liquidity classifications pursuant to the LRMP to determine the Funds' qualification for exemption from establishing an HLIM.

On August 25, 2022, as required by the LRMP and Rule 22e-4, the Program Administrator provided the Board with an annual written report (the "Report") addressing the operation of the LRMP and assessing the adequacy and effectiveness of its implementation during the period from July 1, 2021 through June 30, 2022 (the "Reporting Period"). During the Reporting Period, the Funds were primarily invested in highly liquid investments (investments that the Funds anticipate can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, the Funds are not required to adopt, and have not adopted, an HLIM as defined in Rule 22e-4. The Funds did not experience any issues meeting shareholder redemptions at any time during the Reporting Period. In the LRMP, the Program Administrator stated that the LRMP operated adequately and effectively to manage the Funds' liquidity risk during the Reporting Period.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Funds.

Trustees of the Funds

Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chair of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the "Adviser") (2011-Present).	9
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002-Present); Lead Independent Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2021); Managing Partner of Federal City Capital Advisors (1997-2021).	9
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Chair of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); CEO/Board Director of Gesher USA (2015-Present); Trustee of Nevada Museum of Art (2016-2018); Co-founder, CEO and Chair of Capstak, Inc. (2014-2018); Member of the Honorary Board of University Settlement House (2014-Present); CFO of My Flex, Inc., an EQBR company (2022-Present).	9
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Trustee, Chair of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2020	Director/Trustee of several investment companies advised by the Adviser (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016-2019); Director of the Carlyle Group, TCG BDC, Inc. and TCG BDC II, Inc. (February 2021-Present).	9

2022 Annual Report

BROOKFIELD INVESTMENT FUNDS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Interested Trustee
David W. Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served Since 2017	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Chief Executive Officer of Brookfield Oaktree Wealth Solutions (2021-Present); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	9

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Funds

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014

President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (2017-Present); Managing Director (2014-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since 2021

Treasurer of several investment companies advised by the Adviser (2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-2021); Director of the Adviser (2021-Present).

Craig A. Ruckman* c/o Brookfield Place 250 Vesey Street, New York, New York 10281-1023 Born: 1977	Secretary	Served since 2022**

Secretary of several investment companies advised by the Adviser (November 2022-Present); Managing Director of the Adviser (October 2022-Present); Director of Allianz Global Investors U.S. Holdings LLC (2016-2022); Assistant Secretary of 63 funds in the Allianz Global Investors Fund Complex (2017-2020); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019-2022).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2017	CCO of several investment companies advised by the Adviser (2017-Present); Director of the Adviser (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present).
Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014-2019).

* Interested person as defined by the Investment Company Act of 1940, as amended (the "1940 Act") because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Funds.

** Craig A. Ruckman was appointed by the Board as the Secretary of the Funds on November 17, 2022.

1 The Fund Complex is comprised of Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

The Funds' Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.

2022 Annual Report

BROOKFIELD INVESTMENT FUNDS

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection).

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

Brookfield Public Securities Group LLC

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CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds'
transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Trustees of the Fund

Edward A. Kuczmarski	Chair of Board of Trustees
William H. Wright II	Chair of Audit Committee
Heather S. Goldman	Chair of Nominating and Compensation Committee
Stuart A. McFarland	Trustee
David W. Levi	Trustee (Interested)

Officers of the Fund

Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Craig A. Ruckman	Secretary
Adam R. Sachs	Chief Compliance Officer
Mohamed S. Rasul	Assistant Treasurer

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-PORT. Each Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of a Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

2022

ANNUAL REPORT

DECEMBER 31, 2022

Oaktree Emerging Markets Equity Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Oaktree Fund Advisors, LLC (the "Adviser" or "Oaktree") is an investment adviser registered with the SEC and is also an affiliate and related adviser of Oaktree Capital Management, L.P., an investment adviser registered with the SEC. Oaktree serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities. As of December 31, 2022, Oaktree had $170 billion in assets under management. Brookfield Public Securities Group LLC ("PSG") serves as the Administrator to the Fund. PSG is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC with approximately $800 billion of assets under management as of December 31, 2022, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. In 2019, Brookfield acquired a majority interest in Oaktree.

Oaktree Emerging Markets Equity Fund (the "Fund") is managed by Oaktree Fund Advisors, LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/products/us-mutual-funds/oaktree-emerging-markets-equity-fund?id=196216.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Fund's Expenses	3
Management Discussion of Fund Performance	4
Portfolio Characteristics	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Tax Information	25
Liquidity Risk Management Program	26
Information Concerning Trustees and Officers	27
Joint Notice of Privacy Policy	30

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

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LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for Oaktree Emerging Markets Equity Fund (the "Fund") for the year ended December 31, 2022.

In 2022, inflation and economic uncertainty caused financial markets in general to continue to decline, and emerging markets securities weren't spared. Performance varied across sectors: Rising interest rates forced rate-sensitive sectors like technology to decline sharply, while value sectors such as energy and industrials outperformed. China's government started to relax its strict regulations on the real estate sector and internet/technology industries, and the loosening of its COVID-19 restrictions drove a broad market recovery in the fourth quarter.

In early 2022, we anticipated that many of the key issues from 2021 would continue to play out in the following months. At the beginning of 2022:

1)  We believed inflation would be a persistent global theme. The supply of many goods continued to be restricted, as companies remained disciplined about capital expenditures in many cyclical industries, including energy, shipping, and materials. Since that time, while inflation rates have started to come down in many countries, we don't see any signs that absolute costs will come down in a meaningful way.

2)  We expected growth stocks to struggle in a rising-interest-rate environment. In emerging markets equities, growth underperformed value as a factor by over 860 basis points during the year. As 2023 begins, we anticipate that value stocks will continue to strengthen, as we still believe we're in the early days of a value cycle.

3)  We believed that we would be able to opportunistically buy and sell the stock of blue-chip companies like Tencent and Alibaba. During 2022, we increased our positions in Tencent and Alibaba when the prices fell toward levels typically associated with value stocks. In 2022, Alibaba fell by 79% from its peak to its trough, and the core business began to trade at a mid-single-digit P/E ratio. Tencent fell by 72% from its high to its low, and was trading at a P/E ratio in the high single digits. We continue to hold these positions, as we believe their relative attractiveness makes it hard to justify owning other emerging markets tech stocks.

4)  China was in the third year of its zero-COVID policy, so we expected that the Chinese government would reopen the economy—it was a question of how and when. Following the Omicron outbreak in December 2022, the Chinese government started to relax pandemic-related restrictions at a much faster pace than expected.

Latin America, which had a challenging 2021, found better footing in 2022. Some of the year's top performing emerging markets equities markets were in Latin America, including Brazil. The performance of Brazilian markets was uneven in 2022, but they ultimately strengthened by 1.7% in U.S. dollar terms during the year, handily outperforming the MSCI Emerging Markets Index. While the presidential election generated market volatility, corporate fundamentals in Brazil remained strong on average. Capital discipline at several large-cap companies, including Vale and Petrobras, resulted in historic shareholder returns in 2022.

We expect major central banks, such as the U.S. Federal Reserve and the European Central Bank, to remain on hawkish paths, which we believe may be a headwind for growth sectors. Meanwhile, we think value sectors should continue to perform well in this challenging environment, as the companies in these sectors generally have solid balance sheets and are generating strong cash flow. Additionally, we believe the Chinese government may increase spending to help accelerate economic growth and make up for the lackluster economic performance in 2022. Furthermore, we think there is significant pent-up consumer demand in China, so we now expect to see a boost in spending and economic activity, as we have seen when other countries reopened. We believe this may increase demand for commodities and therefore be supportive for cyclical sectors and emerging markets in general, given that many countries are net commodity exporters.

We believe that value stocks may outperform their growth counterparts over the next few years, as value continues to trade at a discount to growth and has historically outperformed when inflation is elevated. In our opinion, value stocks are attractive in both emerging and developed markets, but emerging markets equities arguably offer a better risk/reward profile, given that valuations are lower on both a P/E and P/B basis. In addition, we believe the fundamentals of value companies are strong despite commodity price volatility, as cash flow generation remains healthy on average. Moreover, we think the depressed value of emerging markets currencies could potentially be

2022 Annual Report
1

LETTER TO SHAREHOLDERS (continued)

an added tailwind, as currencies have plenty of room to appreciate toward more normal levels versus the USD. In short, while there is risk of global economic slowdown and while we expect market volatility, we continue to believe the medium-term return story for emerging markets shareholders is favorable.

In addition to performance information and additional discussion on factors impacting the Funds, this report provides the Fund's audited financial statements and schedule of investments as of December 31, 2022.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Brookfield Investment Funds	Brookfield Public Securities Group LLC

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2022 and subject to change based on subsequent developments.

Must be preceded or accompanied by a prospectus.

The Fund invests in equity securities of emerging market companies as part of its principal investment strategy. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. As a result, the risks described relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened in emerging markets. The Fund is new with limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.

Oaktree Emerging Markets Equity Fund is a series of Brookfield Investment Funds.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

2

ABOUT YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (07/01/22– 12/31/22)(1)
Actual
Class A Shares	1.35%	$1,000.00	$1,032.20	$6.27
Class I Shares	1.10%	1,000.00	1,030.90	5.01
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	1,000.00	1,018.40	6.36
Class I Shares	1.10%	1,000.00	1,019.66	5.09

(1)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 184/365 (to reflect a six-month period).

Past performance is no guarantee of future results.

2022 Annual Report
3

OAKTREE EMERGING MARKETS EQUITY FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended December 31, 2022, the Fund's Class I shares had a total return of -12.86%, which assumes the reinvestment of distributions and is exclusive of brokerage commissions, outperforming the MSCI Emerging Markets (Net) Index, which returned -20.09%.

By country, the majority of our outperformance was attributable to our stock selection in China, India and Korea. Our overweight exposures to Brazil, Indonesia and China also contributed positively, as did our underweight allocation to Taiwan. Our stock selection in Russia and Taiwan negatively impacted our relative performance, along with our underweight exposure to Saudi Arabia.

At the sector level, our stock selection among consumer discretionary and industrials positively impacted our relative returns, while selection among energy, information technology, materials and financials detracted. Our overweight allocations to materials, energy and industrials contributed positively, along with our underweight exposures to information technology, communication services and financials. Our underweight in consumer staples had a negative effect.

We remain value-biased and believe we are well positioned to take advantage of the rotation into value stocks. We continue to favor cyclical companies given that they remain attractively priced and exhibit characteristics we like: (1) strong balance sheets, (2) disciplined capital allocation, and (3) increasing dividend payouts. While most commodity prices have come down from their 2022 peaks, cash flow generation at many EM commodity companies remains strong, and we expect these companies to return a good portion of this cash to shareholders in 2023.

Brazil, Indonesia and China are our biggest overweights by country, while Taiwan and India are our largest underweights. By sector, the portfolio remains overweight in materials, industrials, and energy and underweight in communication services, consumer staples, and information technology.

We continue to believe that Brazil is an attractive market, as the country continues to benefit from strong commodity exports. (While many commodity prices have fallen in the last few quarters, most remain well above their pre-pandemic averages.) We have maintained our overweight in Brazil because we believe the risk/reward profile for our holdings is still favorable.

After being underweight China in the first half of 2022, we are now overweight given the pullback we saw in the third quarter. This overweight exposure is mainly driven by our positions in traditional EM value companies. We also opportunistically added to our positions in some of the blue-chip tech companies such as Tencent and Alibaba, as they were trading more like value stocks after the sharp selloff. We continue to believe that these are quality companies, but we believe the current environment may be difficult for leveraged companies that need to raise capital. Overall, we aren't interested in owning companies that lack positive earnings or cash flows, even if the company's share price has fallen sharply. We are also avoiding highly levered companies, as they may struggle to service or roll over their debt in this challenging environment.

In 2022, our view on EM equities was constructive based on the bottom-up improvements we had seen at the company level, which we mentioned above. As we head into 2023, we are outright bullish given the reopening in China, strong commodity prices, solid fundamentals at many companies, and the increasing likelihood that the largest interest rate hikes in the U.S. are behind us.

Past performance is no guarantee of future results.

4

OAKTREE EMERGING MARKETS EQUITY FUND

Fund Performance

AVERAGE ANNUAL TOTAL RETURNS†

As of December 31, 2022[1]	1 Year	Since Inception[2]
Class A Shares (Excluding Sales Charges)	N/A	1.16%
Class A Shares (Including Sales Charges)	N/A	-3.68%
Class I Shares	-12.86%	-15.35%
MSCI Emerging Markets (Net) Index	-20.09%	-18.65%

†  Returns for less than one year are not annualized.

1  All returns shown in USD.

2  Class A Shares commenced operations on May 16, 2022 and Class I Shares commenced operations on June 3, 2021. MSCI Emerging Markets (Net) Index references Class I's commencement date.

The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. Performance data excluding sales charge does not reflect the deduction of the sales charge and if reflected, the sales charge would reduce the performance quoted.

The Fund's gross and net expense ratios in the prospectus dated April 29, 2022 for Class A is 6.58% and 1.37% and Class I is 6.33% and 1.12%, respectively, for the period ended December 31, 2022.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2023. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

The graph below illustrates a hypothetical investment of $10,000 in the Fund—Class I Shares from the commencement of investment operations on June 3, 2021 to December 31, 2022 compared to the MSCI Emerging Markets (Net) Index.

Past performance is no guarantee of future results.

2022 Annual Report
5

OAKTREE EMERGING MARKETS EQUITY FUND

Fund Performance (continued)

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2022 and subject to change based on subsequent developments.

The MSCI Emerging Markets (Net) Index captures large and mid cap representation across 27 Emerging Markets (EM) countries. With 1,392 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

6

OAKTREE EMERGING MARKETS EQUITY FUND

Portfolio Characteristics (Unaudited)

December 31, 2022

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
China	35.0%
Brazil	11.9%
South Korea	10.6%
India	9.7%
Taiwan	8.4%
Indonesia	5.9%
Mexico	4.8%
South Africa	4.3%
Thailand	3.2%
Greece	1.7%
Hungary	1.5%
Peru	1.5%
Saudi Arabia	1.3%
United Arab Emirates	0.2%
Russia	0.0%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Taiwan Semiconductor Manufacturing Company Ltd.	6.1%
Samsung Electronics Company Ltd.	4.7%
Alibaba Group Holding Ltd.	4.3%
Vale SA, ADR, ADR	3.3%
Grupo Financiero Banorte SAB de CV	3.0%
AngloGold Ashanti Ltd., ADR, ADR	2.7%
Freeport-McMoRan, Inc.	2.7%
Galaxy Entertainment Group Ltd.	2.6%
Reliance Industries Ltd., GDR, GDR	2.5%
iShares MSCI India ETF	2.4%

2022 Annual Report
7

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS – 92.9%
BRAZIL – 8.2%
Centrais Eletricas Brasileiras SA	258,926	$2,058,122
Localiza Rent a Car SA	64,752	642,971
Pagseguro Digital Ltd. (a)	52,054	454,952
Petroleo Brasileiro SA, ADR	271,181	2,888,078
Vale SA, ADR	237,952	4,038,045
Total BRAZIL		10,082,168
CHINA – 34.8%
Air China Ltd. (a)	1,602,830	1,422,726
Alibaba Group Holding Ltd. (a)	478,937	5,255,334
Aluminum Corp. of China Ltd.	1,266,241	812,063
Aluminum Corporation of China Ltd.	3,636,426	1,538,837
Anhui Conch Cement Company Ltd.	658,406	2,294,196
China Tourism Group Duty Free Corp Ltd. (a) (b)	63,142	1,850,643
China Tourism Group Duty Free Corporation Ltd.	41,262	1,277,210
CITIC Securities Co Ltd.	626,341	1,261,440
Galaxy Entertainment Group Ltd.	475,426	3,125,762
Ganfeng Lithium Company Ltd. (b)	225,090	1,668,663
Geely Automobile Holdings Ltd.	731,250	1,056,314
Midea Group Company Ltd.	140,133	1,039,968
Muyuan Foods Company Ltd.	164,737	1,152,491
Nine Dragons Paper Holdings Ltd.	1,616,160	1,469,312
Orient Overseas International Ltd.	72,585	1,308,232
Pacific Basin Shipping Ltd.	5,934,901	1,999,377
Pharmaron Beijing Company Ltd. (b)	196,518	1,350,341
Riyue Heavy Industry Company Ltd.	280,911	818,285
Sands China Ltd. (a)	426,966	1,400,546
Shanghai International Airport Company Ltd. (a)	255,449	2,116,199
Suofeiya Home Collection Company Ltd.	342,581	891,383
Tencent Holdings Ltd.	63,562	2,695,052
Weichai Power Company Ltd. – Class H	943,828	1,247,917
WuXi AppTec Company Ltd. (b)	152,759	1,602,826
Zijin Mining Group Company Ltd.	1,559,503	2,095,960
Total CHINA		42,751,077
GREECE – 1.7%
Alpha Services and Holdings SA (a)	1,917,990	2,052,729
Total GREECE		2,052,729
HUNGARY – 1.5%
OTP Bank Nyrt	68,568	1,863,069
Total HUNGARY		1,863,069
INDIA – 7.2%
Axis Bank Ltd., GDR	15,207	860,294
ICICI Bank Ltd., ADR	111,884	2,449,141
Larsen & Toubro Ltd., GDR	100,630	2,529,367
Reliance Industries Ltd., GDR (b)	50,438	3,094,060
Total INDIA		8,932,862

See Notes to Financial Statements.

8

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
INDONESIA – 5.7%
Bank Rakyat Indonesia Persero Tbk PT	9,043,284	$2,867,176
Freeport-McMoRan, Inc.	85,312	3,241,856
Semen Indonesia Persero Tbk PT	2,460,107	1,038,908
Total INDONESIA		7,147,940
MEXICO – 4.7%
Fresnillo PLC	162,942	1,780,345
Grupo Financiero Banorte SAB de CV	504,263	3,629,069
Ternium SA, ADR	15,151	463,015
Total MEXICO		5,872,429
PERU – 1.5%
Credicorp Ltd.	13,525	1,834,801
Total PERU		1,834,801
RUSSIA – 0.0%
LUKOIL PJSC, ADR (c)	7,421	—
Novatek PJSC, GDR (a) (c)	771	—
Polymetal International PLC (a)	14,788	44,217
Sberbank of Russia PJSC, ADR (a) (c)	39,273	—
Total RUSSIA		44,217
SAUDI ARABIA – 1.3%
Saudi Arabian Oil Co. (b)	180,597	1,550,233
Total SAUDI ARABIA		1,550,233
SOUTH AFRICA – 4.2%
AngloGold Ashanti Ltd., ADR	168,076	3,264,036
Impala Platinum Holdings Ltd.	157,440	1,978,528
Total SOUTH AFRICA		5,242,564
SOUTH KOREA – 10.4%
Hana Financial Group, Inc.	72,140	2,402,198
KB Financial Group, Inc.	43,115	1,651,850
LG Chem Ltd.	2,420	1,155,621
Samsung Electronics Company Ltd.	131,749	5,782,891
SK Hynix, Inc.	31,571	1,883,654
Total SOUTH KOREA		12,876,214
TAIWAN – 8.3%
MediaTek, Inc.	76,450	1,545,738
Taiwan Semiconductor Manufacturing Company Ltd.	509,991	7,406,836
United Microelectronics Corp.	1,004,911	1,320,337
Total TAIWAN		10,272,911
THAILAND – 3.2%
Charoen Pokphand Foods PCL	3,056,300	2,185,155
Kasikornbank PCL	295,909	1,253,638
Thai Life Insurance PCL (a)	1,021,149	439,299
Total THAILAND		3,878,092

See Notes to Financial Statements.

2022 Annual Report
9

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
UNITED ARAB EMIRATES – 0.2%
Americana Restaurants International PLC (a)	320,885	$259,497
Total UNITED ARAB EMIRATES		259,497
Total COMMON STOCKS (Cost $118,641,304)		114,660,803
PREFERRED STOCKS – 3.6%
BRAZIL – 3.6%
Raizen SA, Preference	1,093,312	772,059
Azul SA, ADR (a)	120,369	735,455
Banco Bradesco SA, ADR	400,978	1,154,817
Itau Unibanco Holding SA, ADR	380,738	1,793,275
Total BRAZIL		4,455,606
Total PREFERRED STOCKS (Cost $5,878,147)		4,455,606
EXCHANGE TRADED FUND – 2.3%
INDIA – 2.3%
iShares MSCI India ETF (a)	69,400	2,896,756
Total INDIA		2,896,756
Total EXCHANGE TRADED FUND (Cost $3,025,096)		2,896,756
	Contracts	Value
RIGHTS – 0.0%
BRAZIL – 0.0%
Localiza Rent a Car SA (Expiration: February 01, 2023) (a)	283	576
Total RIGHTS (Cost $569)		576
Total Investments – 98.8% (Cost $127,545,116)		122,013,741
Other Assets in Excess of Liabilities – 1.6%		1,975,804
Total NET ASSETS – 100.0%		$123,989,545

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Non-income producing security.

(b)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2022, the total value of all such securities was $11,116,766 or 9.0% of net assets.

(c)  —  Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of December 31, 2022, the total value of all such securities was $0 or 0.0% of net assets. These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs (see Note 2).

Abbreviations:

ADR  —  American Depositary Receipt

ETF  —  Exchange Traded Fund

GDR  —  Global Depositary Receipt

See Notes to Financial Statements.

10

OAKTREE EMERGING MARKETS EQUITY FUND

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in securities, at value (Note 2)	$122,013,741
Cash	847,750
Receivable for fund shares sold	905,300
Dividends receivable	466,105
Prepaid expenses	23,907
Total assets	124,256,803
Liabilities:
Payable for fund shares purchased	70,010
Distribution fees payable	242
Investment advisory fees payable, net (Note 3)	43,869
Accrued expenses	153,137
Total liabilities	267,258
Commitments and contingencies (Note 8)
Net Assets	$123,989,545
Composition of Net Assets:
Paid-in capital	132,217,457
Accumulated losses	(8,227,912)
Net assets applicable to capital shares outstanding	$123,989,545
Total investments at cost	$127,545,116
Net Assets
Class A Shares — Net Assets	$1,197,649
Shares outstanding	160,548
Net asset value and redemption price per share	$7.46
Offering price per share based on a maximum sales charge of 4.75%	$7.83
Class I Shares — Net Assets	$122,791,896
Shares outstanding	16,526,278
Net asset value and redemption price per share	$7.43

See Notes to Financial Statements.

2022 Annual Report
11

OAKTREE EMERGING MARKETS EQUITY FUND

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends and distributions (net of foreign withholding tax of $265,228)	$3,999,737
Less return of capital distributions	(22,839)
Total investment income	3,976,898
Expenses:
Investment advisory fees (Note 3)	674,139
Distribution fees — Class A	948
Offering costs (Note 2)	114,148
Custodian fees	109,796
Transfer agent fees	89,354
Fund accounting and sub-administration fees	55,152
Audit and tax services	47,024
Registration fees	40,192
Reports to shareholders	31,244
Trustees' fees	27,543
Legal fees	21,383
Miscellaneous	8,093
Insurance	1,579
Interest expense	147
Total operating expenses	1,220,742
Less expenses waived by the investment adviser (Note 3)	(395,849)
Net expenses	824,893
Net investment income	3,152,005
Net realized gain (loss) on:
Investments	(2,588,932)
Foreign currency transactions	69,005
Net realized loss	(2,519,927)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,939,390)
Foreign currency translations	972
Net change in unrealized depreciation	(4,938,418)
Net realized and unrealized loss	(7,458,345)
Net decrease in net assets resulting from operations	$(4,306,340)

See Notes to Financial Statements.

12

OAKTREE EMERGING MARKETS EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Period June 3, 2021[1] through December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,152,005	$131,549
Net realized loss	(2,519,927)	(128,605)
Net change in unrealized depreciation	(4,938,418)	(591,974)
Net decrease in net assets resulting from operations	(4,306,340)	(589,030)
Distributions to Shareholders:
From distributable earnings:
Class A shares	(27,716)	—
Class I shares	(3,162,739)	(142,087)
Total distributions paid	(3,190,455)	(142,087)
Capital Share Transactions (Note 5):
Subscriptions	116,764,545	21,168,904
Reinvestment of distributions	3,042,032	115,328
Redemptions	(8,873,352)	—
Net increase in net assets from capital share transactions	110,933,225	21,284,232
Total increase in net assets	103,436,430	20,553,115
Net Assets:
Beginning of Period	20,553,115	—
End of Period	$123,989,545	$20,553,115

1  Commencement of operations.

See Notes to Financial Statements.

2022 Annual Report
13

OAKTREE EMERGING MARKETS EQUITY FUND

Financial Highlights

Class A	For the Period May 16, 2022[1] through December 31, 2022
Per Share Operating Performance:
Net asset value, beginning of period	$7.55
Income from Investment Operations:
Net investment income[2]	0.10
Net realized and change in unrealized loss	(0.01)
Net increase in net asset value resulting from operations	0.09
Distributions to Shareholders:
From net investment income	(0.18)
From net realized gains	—
Total distributions paid*	(0.18)
Net asset value, end of period	$7.46
Total Investment Return†	1.16%[3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$1,198
Gross operating expenses	1.67%[4]
Net expenses, including fee waivers and reimbursement	1.35%[4]
Net investment income	2.15%[4]
Net investment income, excluding the effect of fee waivers and reimbursement	1.83%[4]
Portfolio turnover rate	45%[3]

*  Distributions for annual periods determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Not annualized.

4  Annualized.

See Notes to Financial Statements.

14

OAKTREE EMERGING MARKETS EQUITY FUND

Financial Highlights

Class I	For the Year Ended December 31, 2022	For the Period June 3, 2021[1] through December 31, 2021
Per Share Operating Performance:
Net asset value, beginning of period	$8.76	$10.00
Income from Investment Operations:
Net investment income[2]	0.31	0.14
Net realized and change in unrealized loss	(1.44)	(1.32)
Net decrease in net asset value resulting from operations	(1.13)	(1.18)
Distributions to Shareholders:
From net investment income	(0.20)	(0.05)
From net realized gains	—	(0.01)
Total distributions paid*	(0.20)	(0.06)
Net asset value, end of period	$7.43	$8.76
Total Investment Return†	-12.86%	-11.78%[3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$122,792	$20,553
Gross operating expenses	1.63%	6.31%[4]
Net expenses, including fee waivers and reimbursement	1.10%	1.10%[4]
Net investment income	4.22%	2.73%[4]
Net investment income (loss), excluding the effect of fee waivers and reimbursement	3.69%	(2.48)%[4]
Portfolio turnover rate	45%	49%[3]

*  Distributions for annual periods determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Not annualized.

4  Annualized.

See Notes to Financial Statements.

2022 Annual Report
15

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements

December 31, 2022

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of six separate investment series, one of which is included in this report. The Oaktree Emerging Markets Equity Fund (the "Fund") is a diversified open-end management investment company. The Fund's Class I shares commenced operations on June 3, 2021 and Class A shares commenced operations on May 16, 2022.

The Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Currently, the Fund is only publicly offering Class A and Class I shares to investors.

Oaktree Fund Advisors, LLC (the "Adviser"), a Delaware limited partnership and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments.

Brookfield Public Securities Group LLC (the "Administrator"), a wholly-owned subsidiary of Brookfield Asset Management Inc. ("Brookfield"), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. In 2019, Brookfield acquired a majority interest in the Adviser.

The investment objective of the Fund is to seek long-term capital growth. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days' prior written notice of any change in the Fund's investment objective.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Trust's Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior employees of the Adviser.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service

16

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2022

approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

2022 Annual Report
17

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2022

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2022:

	Level 1	Level 2	Level 3		Total
Common Stocks:
Brazil	$7,381,074	$2,701,094	$—		$10,082,168
China	—	42,751,077	—		42,751,077
Greece	—	2,052,729	—		2,052,729
Hungary	—	1,863,069	—		1,863,069
India	2,449,141	6,483,721	—		8,932,862
Indonesia	3,241,856	3,906,084	—		7,147,940
Mexico	4,092,084	1,780,345	—		5,872,429
Peru	1,834,801	—	—		1,834,801
Russia	—	44,217	—	(1)	44,217
Saudi Arabia		1,550,233			1,550,233
South Africa	3,264,036	1,978,528	—		5,242,564
South Korea	—	12,876,214	—		12,876,214
Taiwan	—	10,272,911	—		10,272,911
Thailand	2,624,454	1,253,638	—		3,878,092
United Arab Emirates	259,497	—	—		259,497
Total Common Stocks	25,146,943	89,513,860	—		114,660,803
Preferred Stocks:
Brazil	3,683,547	772,059			4,455,606
Total Preferred Stocks	3,683,547	772,059			4,455,606
Exchange Traded Fund:
India	2,896,756	—	—		2,896,756
Total Exchange Traded Fund	2,896,756	—	—		2,896,756
Rights:
Brazil	576	—	—		576
Total Rights	576	—	—		576
Total	$31,727,822	$90,285,919	$—		$122,013,741

(1) Investments categorized as Level 3 securities that are effectively valued at zero

As of December 31, 2022, there were investments related to three companies held within the Fund all of which were effectively valued at zero due to the inability of the Fund to transact in these investments, the lack of visibility on when the Fund may do so, and the lack of readily available market prices for such investments. All of these factors are related to the Russian invasion of Ukraine and responses to that event. The value of these securities compared to the Fund's net assets is not material and therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.

For further information regarding security characteristics, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

18

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2022

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within "Transfer agent fees" in the Statement of Operations.

Offering Costs: Costs from the initial launch of the Fund were deferred and will be amortized over the first twelve months after the commencement of operations. These costs consist primarily of legal fees and other costs incurred in connection with offering the Fund's shares.

Distributions to Shareholders: The Fund declares and pays dividends annually from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://www.oaktreefunds.com. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund's distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

New Accounting Pronouncements: In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Fund's financial statements.

2022 Annual Report
19

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2022

3.  Investment Advisory Agreement and Related Party Transactions

The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

Pursuant to an operating expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class I shares. The Expense Limitation Agreement will continue until at least April 30, 2023 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreement, any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $647,161 of which $251,312 and $395,849 will expire on December 31, 2024 and December 31, 2025, respectively. For the year ended December 31, 2022, the Adviser did not recoup any expenses.

The Fund has entered into an administration agreement ("Administration Agreement") with the Administrator and a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Administrator and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser is responsible for any fees due to the Administrator and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Fund are officers and/or employees of the Administrator.

4.  Purchases and Sales of Investments

For the year ended December 31, 2022, purchases and sales of investments, excluding short-term securities and U.S. Government securities, were $141,786,709 and $32,043,134, respectively. There were no transactions in U.S. Government securities.

5.  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers two classes of shares of beneficial interest — "Class A" Shares and "Class I" Shares.

20

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2022

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.

	2022[1]
Class A	Shares	Amount
Subscriptions	156,808	$1,151,000
Reinvestment of distributions	3,740	27,716
Redemptions	—	—
Net Increase	160,548	$1,178,716

	2022[2]		2021[3]
Class I	Shares	Amount	Shares	Amount
Subscriptions	14,966,955	$115,613,545	2,333,362	$21,168,904
Reinvestment of distributions	408,200	3,014,316	13,287	115,328
Redemptions	(1,195,526)	(8,873,352)	—	—
Net Increase	14,179,629	$109,754,509	2,346,649	$21,284,232

1 For the period from May 16, 2022 (commencement of operations) through December 31, 2022.

2 For the year ended December 31, 2022.

3 For the period from June 3, 2021 (commencement of operations) through December 31, 2021.

6.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of December 31, 2022 for the Trust is $100,000,000. Advances under the credit facility are collateralized by a first-priority lien against the Fund's assets, will be made at the sole discretion of the Bank and would be for a maximum of forty-five days.

During the year ended December 31, 2022, the Fund utilized the credit facility for eleven days and had an outstanding average daily loan balance of $231,273. The maximum amount outstanding during the year was $719,000 and the interest expense amounted to $289. For the year ended December 31, 2022, the average interest rate on the outstanding principal amount for the Fund was 4.09%. At December 31, 2022, the Fund did not have an amount outstanding on the credit facility.

7.  Federal Income Tax Information

The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2022, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

2022 Annual Report
21

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2022

The Fund has reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2022, open taxable periods consisted of the taxable period ended taxable period ended December 31, 2021 and taxable year ended December 31, 2022. No examination of the Fund's tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund's most recently completed tax year-end of December 31, 2022.

The tax character of distributions paid for the year ended December 31, 2022 were as follows:

Ordinary income	$3,190,455
Return of capital	—
Total	$3,190,455

The tax character of the distributions paid for the period ended December 31, 2021 were as follows:

Ordinary income	$155,775
Return of capital	—
Total	$155,775

At December 31, 2022, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards	$(1,482,140)
Distributable earnings	25,277
Other accumulated gains	983
Tax basis unrealized depreciation on investments and foreign currency	(6,772,032)
Total tax basis net accumulated losses	$(8,227,912)

As of December 31, 2022, the Fund's capital loss carryforwards were $1,431,258 and $50,882 from short-term and long-term capital gains, respectively, which can be used to offset future realized short-term and future realized long-term capital gains, respectively. The capital loss carryforwards will not expire.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations, at December 31, 2022 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$128,785,773	$7,452,725	$(14,224,757)	$(6,772,032)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

22

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2022

At December 31, 2022, the Fund's most recently completed tax year-end, there were no reclasses to the Fund's components of net assets.

8.  Commitments and Contingencies

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

9.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

2022 Annual Report
23

OAKTREE EMERGING MARKETS EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brookfield Investment Funds:

Oaktree Emerging Markets Equity Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oaktree Emerging Markets Equity Fund, one of the funds constituting the Brookfield Investment Funds(the "Fund"), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from June 3, 2021 (commencement of operations) through December 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, changes in its net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois
February 28, 2023

We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.

24

OAKTREE EMERGING MARKETS EQUITY FUND

Tax Information (Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the period ended December 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 89.07%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2021 was 5.41%.

For the year ended December 31, 2022, the Fund earned foreign source income of $4,227,915 and paid foreign taxes of $263,736, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

2022 Annual Report
25

OAKTREE EMERGING MARKETS EQUITY FUND

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written Liquidity Risk Management Program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Fund's Line of Credit (discussed in Note 6—Credit Facility). The Board approved the appointment of the Adviser's Trade Management Oversight Working Group as the LRMP administrator (the "Program Administrator").

The Program Administrator is responsible for the general oversight of the LRMP, including, but not limited to, the following: (i) assessing, managing and periodically reviewing (but no less frequently than annually) the Fund's liquidity risk; (ii) overseeing the classification of the liquidity of the Fund's portfolio investments; (iii) reporting to the Board with respect to any highly liquid investment minimum shortfall; (iv) reporting to the Board with respect to illiquid investments in excess of the 15% limitation; and (v) providing an annual report to the Board on the adequacy of the LRMP and the effectiveness of its implementation, including the operation of the highly liquid investment minimum ("HLIM") for the Fund (if applicable), and any material changes to the LRMP.

To comply with Rule 22e-4 and its related liquidity data reporting requirements, the Adviser and the Fund have contracted with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"), to obtain, on a daily basis, access to underlying liquidity data for the Fund in an effort to oversee the daily liquidity and liquidity risk of the Fund, and facilitate Fund reporting on Forms N-PORT, N-CEN and N-LIQUID, as appropriate. The liquidity data received and used by the Program Administrator is produced by a third party vendor which is a leading provider of liquidity and pricing data and related services to the fund industry, including other clients for which the Sub-Administrator provides administrative services. Since the establishment of the LRMP, the Fund has consistently maintained a percentage of highly liquid assets that were significantly above 50%, based on the liquidity classification testing results obtained by the Program Administrator via the third party vendor. Therefore, the Fund is currently exempt from the HLIM requirement and considered to be a "primarily highly liquid fund," as defined in Rule 22e-4. An assessment will be conducted by the Adviser at each regular and off cycle review of liquidity classifications pursuant to the LRMP to determine the Fund's qualification for exemption from establishing an HLIM.

On August 25, 2022, as required by the LRMP and Rule 22e-4, the Program Administrator provided the Board with an annual written report (the "Report") addressing the operation of the LRMP and assessing the adequacy and effectiveness of its implementation during the period from July 1, 2021 through June 30, 2022 (the "Reporting Period"). During the Reporting Period, the Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, the Fund is not required to adopt, and has not adopted, an HLIM as defined in Rule 22e-4. The Fund did not experience any issues meeting shareholder redemptions at any time during the Reporting Period. In the LRMP, the Program Administrator stated that the LRMP operated adequately and effectively to manage the Fund's liquidity risk during the Reporting Period.

26

OAKTREE EMERGING MARKETS EQUITY FUND

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Fund.

Trustees of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chair of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the "Adviser") (2011-Present).	9
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002-Present); Lead Independent Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2021); Managing Partner of Federal City Capital Advisors (1997-2021).	9
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Chair of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); CEO/Board Director of Gesher USA (2015-Present); Trustee of Nevada Museum of Art (2016-2018); Co-founder, CEO and Chair of Capstak, Inc. (2014-2018); Member of the Honorary Board of University Settlement House (2014-Present); CFO of My Flex, Inc., an EQBR company (2022-Present).	9
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Trustee, Chair of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2020	Director/Trustee of several investment companies advised by the Adviser (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016-2019); Director of the Carlyle Group, TCG BDC, Inc. and TCG BDC II, Inc. (February 2021-Present).	9

2022 Annual Report
27

OAKTREE EMERGING MARKETS EQUITY FUND

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Interested Trustee
David W. Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served Since 2017	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Chief Executive Officer of Brookfield Oaktree Wealth Solutions (2021-Present); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	9

28

OAKTREE EMERGING MARKETS EQUITY FUND

Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Funds

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014

President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (2017-Present); Managing Director (2014-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since 2021

Treasurer of several investment companies advised by the Adviser (2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-2021); Director of the Adviser (2021-Present).

Craig A. Ruckman* c/o Brookfield Place 250 Vesey Street, New York, New York 10281-1023 Born: 1977	Secretary	Served since 2022**

Secretary of several investment companies advised by the Adviser (November 2022-Present); Managing Director of the Adviser (October 2022-Present); Director of Allianz Global Investors U.S. Holdings LLC (2016-2022); Assistant Secretary of 63 funds in the Allianz Global Investors Fund Complex (2017-2020); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019-2022).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2017	CCO of several investment companies advised by the Adviser (2017-Present); Director of the Adviser (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present).
Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014-2019).

* Interested person as defined by the Investment Company Act of 1940, as amended (the "1940 Act") because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.

** Craig A. Ruckman was appointed by the Board as the Secretary of the Fund on November 17, 2022.

1 The Fund Complex is comprised of Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

The Funds' Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.

2022 Annual Report
29

OAKTREE EMERGING MARKETS EQUITY FUND

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

30

CORPORATE INFORMATION

Investment Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Trustees of the Fund

Edward A. Kuczmarski	Chair of Board of Trustees
William H. Wright II	Chair of Audit Committee
Heather S. Goldman	Chair of Nominating and Compensation Committee
Stuart A. McFarland	Trustee
David W. Levi	Trustee (Interested)

Officers of the Fund

Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Craig A. Ruckman	Secretary
Adam R. Sachs	Chief Compliance Officer
Mohamed S. Rasul	Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Administrator

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

Adviser

Oaktree Fund Advisors, LLC
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
1-213-830-6300
www.oaktreecapital.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Investment Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Stuart A. McFarland, Edward A. Kuczmarski and William H. Wright II each qualify as “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
(a) Audit Fees	$189,350	$145,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$48,900	$36,600
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP (“Deloitte”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2022 and December 31, 2021, for non-audit services rendered to the registrant and the registrant’s investment adviser and administrator were $207,900 and $186,600, respectively. For the fiscal years ended December 31, 2022 and December 31, 2021, these amounts reflect the amounts disclosed above in (b), (c) and (d), plus $159,000 and $150,000, respectively, in fees billed to the registrant’s investment adviser for non-audit services that did not relate directly to the operations and financial reporting of the registrant, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and administrator is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Investment Funds

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	March 9, 2023

By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	March 9, 2023